As filed with the U.S. Securities and Exchange Commission on September 6, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and  1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

LKCM International Equity Fund

Semi-Annual Report

June 30, 2023

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for indicated periods ended June 30, 2023:

Funds	Inception Date	NAV @ 6/30/23	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/23	One Year Total Return Ended 6/30/23	Five Year Average Annualized Return Ended 6/30/23	Ten Year Average Annualized Return Ended 6/30/23	Avg. Annual Total Return Since Incept.
LKCM Small Cap Equity Fund	07/14/1994	$18.55	1.01%	1.08%	13.32%	17.35%	7.37%	8.32%	10.12%
Russell 2000® Index(1)					8.09%	12.31%	4.21%	8.26%	8.75%
LKCM Small-Mid Cap Equity Fund	05/02/2011	$8.92	1.01%	1.81%	13.20%	12.85%	8.41%	8.76%	7.59%
Russell 2500® Index(2)					8.79%	13.58%	6.55%	9.38%	9.16%
LKCM Equity Fund	01/03/1996	$33.55	0.81%	0.98%	8.26%	13.09%	10.46%	10.86%	9.01%
S&P 500® Index(3)					16.89%	19.59%	12.31%	12.86%	9.45%
LKCM Balanced Fund	12/30/1997	$25.58	0.80%	0.99%	5.89%	8.50%	7.05%	7.87%	6.66%
S&P 500® Index(3)					16.89%	19.59%	12.31%	12.86%	8.14%
Bloomberg U.S. Intermediate Government/Credit Bond Index(4)					1.50%	-0.10%	1.23%	1.41%	3.75%
LKCM Fixed Income Fund	12/30/1997	$10.11	0.50%	0.79%	1.33%	0.33%	1.16%	1.34%	3.59%
Bloomberg U.S. Intermediate Government/Credit Bond Index(4)					1.50%	-0.10%	1.23%	1.41%	3.75%
LKCM International Equity Fund	05/01/2019	$12.66	1.01%	1.46%	14.26%	21.27%	NA	NA	7.22%
MSCI/EAFE® Index(5)					12.13%	19.41%	NA	NA	5.71%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if Luther King Capital Management Corporation, the Funds’ investment adviser, had not waived a portion of its management fee and/or reimbursed certain expenses of the Funds. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Funds. The Funds impose a 1.00% redemption fee on shares held less than 30 days. The performance data does not reflect the deduction of the redemption fee. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain the expense ratios designated in the Funds’ prospectus through May 1, 2024. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance, which is based on the net expense ratio, reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. LKCM waived management fees and/or reimbursed expenses for each Fund during the six months ended June 30, 2023.

**	Expense ratios above are as reported in the Funds’ current prospectus dated May 1, 2023. Expense ratios reported for other periods in the financial highlights of this report may differ.
(1)

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies, based on total market capitalization.

(2)

The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies, based on total market capitalization.

(3)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

(4)

The Bloomberg U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

(5)

The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI/EAFE® Index”) is an unmanaged index composed of large-cap and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The MSCI/EAFE® Index is a recognized international index and is weighted by market capitalization.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H2023 Review

The key domestic economic themes remained largely unchanged during the first half of 2023. Households appear to have exceptionally healthy balance sheets. We believe the self-sustaining cycle of employment, income, and spending are supporting economic growth. A recent spate of stronger economic readings appears to have allayed recession fears gauging from the recent uptick in investor sentiment and positive equity market returns. The Federal Reserve has seemingly delivered an appropriate amount of monetary tightening via higher interest rates to trigger disinflation. However, there appears to be some debate among members of the Federal Open Market Committee (“FOMC”) as to the economic impact of past interest rates hikes. This debate raises the important question of whether the economy will experience the true impact of monetary tightness or more tightening will be required to reduce inflation to the Federal Reserve’s stated target of 2.0%.

We believe the severe economic downturn which would have accompanied the pandemic lockdown was short circuited by massive policy stimulus. This action fueled a boom in cryptocurrencies, equity markets, real estate, and ultimately inflation. The boom then had to be countered by the current restrictive monetary policy. The Federal Reserve has tightened monetary policy at the fastest pace in four decades and the money supply is contracting for the first time since the 1940s. Reflexively, the financial dominos have fallen in the same order in which they rose with the declines in cryptocurrencies, compression of equity market values, and softer home prices last year. We believe the final step in this sequence should be the retreat of high inflation. We believe the battle against inflation has made significant progress, although official victory may yet be a year away because of the manner in which shelter inflation is measured. We believe this elevates the risk of a “policy mistake” by the Federal Reserve to the extent it believes there is much more work to be done to fight inflation.

Ironically, we think that the U.S. economy may be its most vulnerable at the time investors believe the Federal Reserve has engineered a “soft landing,” or defeating inflation while avoiding a recession. As aggregate demand declines, generally contributing to lower inflation, we believe the risk of an overshoot on monetary policy rises. Thus, falling demand could eventually lead to rising unemployment. Recessions are notoriously difficult to forecast. We believe a key reason that recessions are often challenging to predict is that significant economic imbalances elicit non-linear behavior. It is similar to the observation of how a business goes bankrupt: very slowly and then all at once. Unemployment generally behaves similarly in an economic downturn, in that it historically rises very slowly, then very suddenly.

We believe the U.S. economy has been very resilient to these interest rate hikes. Over the span of fourteen months beginning in March of last year, the Federal Reserve raised its benchmark interest rate by 5.0%. This increase is the fastest pace of monetary tightening in four decades. Market rates of interest have climbed higher in response. The “prime” borrowing rate at banks is now 8.25%, up from 3.25% last March. Americans are currently paying approximately 20.1% interest on their credit card balances compared with approximately 14.6% a year ago. The interest rate on new 30-year fixed rate mortgages has more than doubled to over approximately 7.0% from the low that sparked a re-financing boom in 2020-2021.

Monetary policy is generally accepted to act with a “long and variable lag.” Federal Reserve Chair Jerome Powell emphasized this important point in his November 2022 press conference. We believe that one reason for the lag is that many transactions have prices (which affect inflation) and quantities (which affect employment and output) agreed upon well in advance. We believe a key tenet to the recession case is that the U.S. economy should just now be feeling the constrictive effect of higher interest rates, fifteen months removed from the first interest rate hike.

Some policy makers have raised the question whether the U.S. economy is perhaps less interest rate sensitive than it has been in the past. Lorie Logan, Dallas Federal Reserve Bank President, recently remarked, “Some people say a lot of further cooling is in store from lagged consequences of the rate increases the FOMC has already made over the past year and a half. I’m skeptical about the potential for large additional effect from this channel.” Her conclusion was that “The continuing outlook for above-target inflation and a stronger-than-expected labor market calls for more-restrictive monetary policy.” In our view, the greatest economic risk is persistently elevated wage growth which typically brings further monetary tightening.

The Federal Reserve tends to break inflation into three components: goods, services (excluding shelter), and shelter. This decomposition of inflation generally leads to three very different narratives. Goods inflation (excluding food and energy) appears to have evaporated as the pandemic induced consumption binge has faded and supply chains have been repaired, with prices rising only approximately 0.45% year-over-year in May 2023. Services (excluding shelter) fell sharply to approximately 4.2% in April 2023 from approximately 5.2% in June 2022. The most significant driver of services (excluding shelter) in our view is wage growth which remains strong at approximately 4.4%. However, a leading indicator of wage growth, the number of workers that voluntarily “quit” their job, has receded which suggests wage growth should continue to decline.

We believe the Federal Reserve is going to be reluctant to declare victory too early in its battle with inflation. However, following ten consecutive interest rate hikes the Federal Reserve chose to leave its benchmark interest rate unchanged at the June 2023 meeting. We believe the greatest concern for the FOMC is likely the trajectory of wages. We think that if inflation were to stall around the current 4.1% level, it would likely be the result of the very tight labor market continuing to place upward pressure on worker pay. As a result, employment data is generally being viewed with heightened interest by investors. One strong employment reading in early July 2023 sent the yield on the 10-year Treasury back above 4.0% as bond investors appeared to anticipate a resumption of interest rate hikes at the July 2023 FOMC meeting.

The performance of the equity markets during the first half of 2023 was driven primarily by a relatively small number of companies. At the close of the first half of 2023 it would have cost just over $3 trillion to purchase all the outstanding shares of Apple – a new high-water mark for a single publicly traded company. This value of Apple stock surpassed the combined value of three of the S&P 500® Index’s eleven sectors (Materials, Real Estate, and Utilities). Further, Apple alone represented approximately 7.4% of the S&P 500® Index at the end of the first half of 2023, while the ten largest companies in the S&P 500® Index constituted approximately 34.7% of the benchmark on such date (Apple, Microsoft, Alphabet, Amazon.com, NVDIA, Tesla, Berkshire Hathaway, Meta, Visa, and UnitedHealth). The S&P 500® Index is a “capitalization weighted” index which emphasizes the movements of the market values of its largest constituents. As Apple and its other large technology-related cousins have grown in value, they have exerted outsized influence on the performance of the S&P 500® Index. Seven companies accounted for nearly three quarters of the return in the S&P 500® Index during the first half of the year, while the remaining 493 companies produced roughly one quarter of the index’s return. The “average” stock in the S&P 500® Index returned approximately 7.0% during the first half of the year, although almost all the gains occurred during June 2023 as the equal weighted S&P 500® Index was negative for the year at the end of May 2023.

We believe the handful of technology-related companies that have led the market higher this year have done so for a variety of reasons. First, growth stocks have generally outperformed value stocks when the economy is slowing. In our view this rotation is particularly acute given the dramatic outperformance of value stocks last year. Second, earnings growth for many of these leading companies generally is higher than the broader market. Finally, and most importantly, we observe that Generative Artificial Intelligence (GAI) has recently captured the imagination of investors as measured by the number of periodicals with GAI themed covers, including The Economist and Bloomberg Business Week. We believe much of the excitement is attributable to the introduction of ChatGPT last November by privately held OpenAI, which counts Microsoft as an investor. The launch of ChatGPT introduced “Generative Pre-Trained Transformer” (GPT) technology to a mass audience. The free ChatGPT application reached 100 million unique users in less than two months, seven months faster than it took TikTok to reach the same milestone. We believe the impact of GAI will have an immense impact on many industries and significantly reshape portions of the U.S. economy. Although we continue to evaluate and understand how GAI will impact the investment landscape, some of our initial observations are that GAI seemingly will accelerate the trends of mass individuation, the ways in which consumers interact with companies and consume content will increasingly be personally tailored, GAI will most likely provide a step-function increase in productivity for select industries, the value of authentic experiences, such as travel and live sports, will likely rise, and new businesses will likely emerge that do not exist today anchored around harnessing GAI.

In conclusion, we believe the U.S. economy continues to exhibit signs of moderating in the wake of the pandemic stimulus boom. Our current view is that inflation will continue to methodically retreat, thereby increasing the odds of a soft landing for the U.S. economy. We believe the outstanding policy question continues to be how much more, if any, monetary tightening remains in our future, but to answer this question, the Federal Reserve will likely need to reasonably estimate the impact of actions already taken to tighten monetary policy. We believe success for the Federal Reserve in this regard would be for the current economic expansion to continue with inflation returning to their target of 2.0% and, if this is achieved, this economic cycle could join 1964, 1984, and 1993 as examples of the few times during which the Federal Reserve tightened monetary policy without sparking a recession.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund returned 13.32% for the six months ended June 30, 2023, as compared to the 8.09% return for the Russell 2000® Index, the Fund’s benchmark. The Fund’s relative performance benefited from both stock selection and sector allocation decisions during the first half of 2023. In particular, the Fund’s relative performance benefited from strong stock selection decisions in the Healthcare and Financials sectors, which was partially offset by stock selection in the Consumer Discretionary and Information Technology sectors. The Fund also benefited from an underweight position in the Financials sector and an overweight position in the Industrials sector relative to the benchmark, which was partially offset by an overweight position in the Energy sector and an underweight position in the Healthcare sector. The Fund outperformed its benchmark during both the first and second quarters of 2023. Our investment strategy and discipline for the Fund remain anchored with a long-term investment horizon and focus on companies that we believe are high quality with strategic advantages, strong balance sheets and attractive returns on invested capital, which we believe have generally outperformed the benchmark over multiple market cycles. We continue to remain vigilant and believe the Fund remains well-positioned for the anticipated economic and capital market environment.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund returned 13.20% for the six months ended June 30, 2023, as compared to the 8.79% return for the Russell 2500® Index, the Fund’s benchmark. The Fund’s relative performance benefited from both stock selection and sector allocation decisions during the first half of 2023. The Fund’s relative performance benefited from underweight positions in the Financials and Utilities sectors as well as an overweight position in the Industrials sector. Stock selection decisions also contributed positively to relative returns with strength in the Financials, Healthcare and Real Estate sectors, which was partially offset by stock selection decisions in the Consumer Discretionary sector. We remain committed to our investment strategy that focuses on companies that we believe are high quality and have solid cash flows, balance sheets, and management teams. We continue to remain vigilant and believe the Fund remains well-positioned for the anticipated economic and capital market environment.

LKCM Equity Fund

The LKCM Equity Fund returned 8.26% for the six months ended June 30, 2023, as compared to the 16.89% return for the S&P 500® Index, the Fund’s benchmark. The Fund’s relative performance benefited from underweight positions in the Financials and Utilities sectors, which was offset by an underweight position in the Communications Services sector as well as an underweight position in the strongly performing Information Technology sector. The Fund’s relative performance benefited from stock selection in the Healthcare sector, which was offset by stock selection decisions in the Information Technology, Financials, and Consumer Discretionary sectors. The Fund continued to produce positive results by investing in a broad number of companies that we believe are high quality and have solid balance sheets and cash flows, even in periods such as the first half of 2023 when the overall market indexes are deriving a large portion of their returns from a concentrated number of stocks. We continue to believe this strategy is in the best interest of the Fund’s shareholders and has the Fund well-positioned for the anticipated economic and capital market environment.

LKCM Balanced Fund

The LKCM Balanced Fund returned 5.89% for the six months ended June 30, 2023, as compared to the 16.89% return for the S&P 500® Index and the 1.50% return for the Bloomberg Intermediate Government/Credit Bond Index. The Fund’s equity portfolio benefited from an underweight position in the Utilities sector relative to the benchmark, as well as solid stock selection in the Healthcare sector relative to the benchmark. Stock selection decisions in the Information Technology and Consumer Discretionary sectors detracted from the Fund’s relative performance during the period, along with the Fund’s underweight position in the strongly performing Information Technology sector. While short-term interest rates continued to move higher during the first half of 2023, the rate of change was slower than last year which led to lower levels of capital market activity. The Fund’s fixed income portfolio, which is comprised of high-quality corporate bonds with short-to-intermediate maturities, had a positive impact on the Fund’s overall performance. The performance of the S&P 500® Index during this period has largely been led by a small number of growth stocks. The Fund maintains a diversified, disciplined approach to investing and will continue to maintain a balanced portfolio invested in companies that we believe are high quality and have competitive advantages and produce attractive cash flow regardless of their growth or value characteristics. We believe this strategy will continue to produce favorable results for the Fund’s shareholders.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund advanced 1.33% during the six months ended June 30, 2023, as compared to its benchmark, the Bloomberg Intermediate Government/Credit Bond Index, which advanced 1.50% during the period. During this period, short and intermediate Treasury yields rose sharply, and the curve inversion increased substantially, as measured by the yield differential between the 3-month T-bill and the 10-year Treasury. This further inversion of the curve was largely the result of the continued tightening of monetary policy by the Federal Reserve with three successive 25 basis point hikes in the first half of the year, taking the federal funds rate to the range of 5% to 5.25%, as well as the continued reduction of their balance sheet via quantitative tightening. Regional banking turmoil late in the first quarter, largely caused by the effects of the dramatic increase in interest rates over the past year, led the Federal Reserve and Treasury to temporarily add excess liquidity to the financial system to stem broader fallout and address sharply heightened market volatility. In this environment, longer-duration securities outperformed their shorter-duration counterparts and lower-quality issues outperformed higher-quality issues as credit spreads tightened. While the Fund’s overweight in corporate bonds was additive to performance, its shorter duration of approximately 3.2 years relative to the 3.8-year duration of the benchmark detracted from performance as longer duration issues outperformed their shorter duration issues. The Fund largely remains focused in the short-to-intermediate duration sector in an effort to reduce interest rate risk and investment-grade corporate bonds with strong underlying fundamentals, aiming to mitigate credit risk and achieve a sustainable cash flow stream.

LKCM International Equity Fund

The LKCM International Equity Fund returned 14.26% for the six months ended June 30, 2023, as compared to the 12.13% return for the MSCI EAFE® Index, the Fund’s benchmark. Stock selection decisions in the Industrials and Materials sectors relative to the benchmark were greater than the only two sectors with negative stock selection attribution, the Energy and Healthcare sectors. Additionally, the Fund’s overweight position in the Industrials sector and underweight position in the Real Estate sector benefited the Fund’s attribution from allocation effect relative to the benchmark. This allocation attribution also offset the two sectors with negative allocation effect, the Energy and Utilities sectors. The Fund outperformed the benchmark during the first quarter of 2023 while lagging during the second quarter of 2023. The Fund generally benefited from the rotation into large cap growth companies during the first quarter of 2023.

While we believe the current economic data continues to display an economic resilience in developed markets, this resiliency sustains tight labor markets and cost inflation. Central bankers have implemented monetary policy towards further restriction in an effort to ease inflationary pressures and introduce slack into labor markets, despite drifting slightly into a “technical recession” after two quarters with slight declines in economic output. The recession generally has not been recognized by the authorities in Europe due to “broader set of data, including unemployment.” Early signs of weakness have continued to broaden with European PPI (Purchaser Price Index) and Manufacturing PMI (Purchase Managers’ Index) maintaining downward trends. The European Manufacturing PPI, ex construction, dipped negative in the latest data available from May 2023, while their Manufacturing PMI moved further into contractionary levels. Services PMI rebounded during both the fourth quarter last year and the first quarter this year, supporting the headline composite numbers. Historically, services’ survey decline tends to follow manufacturing activity into any economic slowdown. Additionally, the global economy received a burst of energy from the discontinuation of the Chinese lockdowns. The sustainability of this Chinese rebound has come into question with persistent challenges in their real estate markets and continued high youth unemployment. We believe any tempering of Chinese growth expectations would undermine support as the restrictive nature of rate policy start to bite into credit and capital markets’ activity.

The rate increases from the Bank of England and European Central Bank commenced in the fourth quarter of 2021 and the third quarter of 2022 respectively, and they have each continued to raise policy rates through the first half of 2023. Overall, the rate of increase by many central banks during this cycle has exceeded the magnitude of rate increases over the last three decades. Recall that the general “Rule of Thumb” for rate policy is that each rate action from central bankers takes 12-18 months to fully flow through the monetary system, implying that most restrictive action has yet-to-be felt. We believe the trajectory of monetary policy, coupled with a potential for underwhelming Chinese growth, risks casting a shadow over the economic outlook for many developed markets as we move through 2023 and into 2024. Fiscal policy could be an offset to promote further expansion, but extraordinary fiscal action could offset some of the effort by bankers to ease inflationary pressures – particularly, in the labor market. The investment strategy and discipline for the Fund and our firm is to maintain longer-term investment horizons in high quality companies with strategic advantages and strong returns, which we believe have tended to outperform the broader indexes over multiple market cycles. We continue to remain vigilant and believe the Fund remains well-positioned for the anticipated economic and capital market environment.

J. Luther King, Jr., CFA, CIC

July 31, 2023

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 9-23 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Investments in equity securities are subject to market risks and significant fluctuations in value. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Non-U.S. investments carry potential risks not associated with domestic investments, including currency exchange rate fluctuations, political and financial instability, less liquidity, greater volatility, different regulatory and financial reporting standards, and delays in transaction settlement. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These and other risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Price-earnings ratio is the ratio of a company’s share price to the company’s earnings per share.

Basis point is a measurement of changes in price or yields for fixed-income securities. One basis point equals .01 percent, or ten cents per $1,000 per annum.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as S&P Global. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

Credit Spreads are the percentage point difference between yields of various classes of fixed income securities, including corporate bonds, compared to U.S. treasury bonds.

European Producer Price Index (PPI) is an unmanaged index which measures the development of transaction prices for the monthly industrial output of economic activities in the European market.

Purchasing Managers’ Index (PMI) is an unmanaged index of the prevailing direction of economic trends in the manufacturing and service sectors. The PMI is based on a monthly survey of supply chain managers across 19 industries, covering both upstream and downstream activity.

Must be preceded or accompanied by a current prospectus.

Investors should consider the investment objective, risks, and charges and expenses of a Fund carefully before investing. Each Fund’s summary prospectus and prospectus contain this and other information about the Fund. Investors can obtain a summary prospectus and/or the prospectus by calling 1-800-688-LKCM. The summary prospectus and/or prospectus should be read carefully before investing in a Fund.

Quasar Distributors, LLC, distributor.

LKCM Funds Expense Example — June 30, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/2023-6/30/2023).

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced, Fixed Income, and International Equity Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fifth and sixth columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio (1)	Beginning Account Value 01/01/2023	Ending Account Value 06/30/2023	Expenses Paid During Period(1)	Ending Account Value 06/30/2023	Expenses Paid During Period(1)
LKCM Small Cap Equity Fund	1.00%	$1,000.00	$1,133.20	$5.29	$1,019.84	$5.01
LKCM Small-Mid Cap Equity Fund	1.00%	$1,000.00	$1,132.00	$5.29	$1,019.84	$5.01
LKCM Equity Fund	0.80%	$1,000.00	$1,082.60	$4.13	$1,020.83	$4.01
LKCM Balanced Fund	0.80%	$1,000.00	$1,058.90	$4.08	$1,020.83	$4.01
LKCM Fixed Income Fund	0.50%	$1,000.00	$1,013.30	$2.50	$1,022.32	$2.51
LKCM International Equity Fund	1.00%	$1,000.00	$1,142.60	$5.31	$1,019.84	$5.01

(1)	Expenses are equal to the annualized net expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2023 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM International Equity Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)

COMMON STOCKS - 93.6%	Shares	Value
Aerospace & Defense - 2.2%
Hexcel Corp.	38,223	$2,905,712
Mercury Systems, Inc. (a)	46,311	1,601,898

		4,507,610

Banks - 3.7%
Cadence Bank	115,560	2,269,598
Cullen/Frost Bankers, Inc.	26,939	2,896,751
Pinnacle Financial Partners, Inc.	45,119	2,555,991

		7,722,340

Beverages - 3.4%
Celsius Holdings, Inc. (a)	30,781	4,592,218
Primo Water Corp. (b)	194,206	2,435,343

		7,027,561

Building Products - 4.5%
CSW Industrials, Inc.	19,205	3,191,679
PGT Innovations, Inc. (a)	109,486	3,191,517
Zurn Elkay Water Solutions Corp.	110,466	2,970,431

		9,353,627

Chemicals - 4.1%
Avient Corp.	42,899	1,754,569
Ecovyst, Inc. (a)	351,666	4,030,092
Ferroglobe Representation & Warranty Insurance Trust (a)(c)	302,970	—
Quaker Chemical Corp.	14,314	2,789,799

		8,574,460

Commercial Services & Supplies - 1.1%
Driven Brands Holdings Inc. (a)	81,009	2,192,104

Communications Equipment - 0.9%
Lumentum Holdings, Inc. (a)	33,562	1,903,972

Construction Materials - 1.1%
Eagle Materials, Inc.	12,848	2,395,124

Energy Equipment & Services - 1.8%
Weatherford International Plc (a)(b)	55,184	3,665,321

Financial Services - 3.6%
AvidXchange Holdings, Inc. (a)	325,114	3,374,683
Euronet Worldwide, Inc. (a)	16,547	1,942,122
Repay Holdings Corp. (a)	268,059	2,098,902

		7,415,707

Food Products - 1.6%
Hostess Brands, Inc. (a)	77,339	1,958,223
Utz Brands, Inc.	84,875	1,388,555

		3,346,778

Health Care Equipment & Supplies - 4.5%
Alphatec Holdings, Inc. (a)	189,004	3,398,292
Enovis Corp. (a)	51,957	3,331,483
Neogen Corp. (a)	124,219	2,701,763

		9,431,538

COMMON STOCKS	Shares	Value
Health Care Providers & Services - 5.6%
HealthEquity, Inc. (a)	35,468	$2,239,450
Medpace Holdings, Inc. (a)	12,786	3,070,814
Progyny, Inc. (a)	67,354	2,649,706
R1 RCM Inc. (a)	200,723	3,703,339

		11,663,309

Hotels, Restaurants & Leisure - 6.0%
Bowlero Corp. (a)	186,614	2,172,187
Everi Holdings, Inc. (a)	160,147	2,315,725
Playa Hotels & Resorts NV (a)(b)	335,571	2,731,548
Red Rock Resorts, Inc. - Class A	51,201	2,395,183
Wingstop, Inc.	13,912	2,784,626

		12,399,269

Insurance - 3.3%
Goosehead Insurance, Inc. - Class A (a)	63,278	3,979,553
Palomar Holdings, Inc. (a)	50,751	2,945,588

		6,925,141

Internet & Catalog Retail - 1.8%
Magnite, Inc. (a)	271,229	3,702,276

IT Services - 1.5%
Perficient Inc. (a)	37,302	3,108,376

Leisure Equipment & Products - 1.7%
Topgolf Callaway Brands Corp. (a)	124,437	2,470,074
YETI Holdings, Inc. (a)	27,631	1,073,188

		3,543,262

Life Sciences Tools & Services - 0.6%
Stevanato Group SpA (b)	39,246	1,270,785

Machinery - 9.6%
Alamo Group, Inc.	18,541	3,409,875
Chart Industries, Inc. (a)	18,500	2,956,115
ESAB Corporation	50,712	3,374,376
Generac Holdings, Inc. (a)	15,144	2,258,425
Helios Technologies, Inc.	38,189	2,523,911
ITT, Inc.	29,084	2,710,920
Watts Water Technologies, Inc. - Class A	14,882	2,734,270

		19,967,892

Marine Transportation - 1.9%
Kirby Corp. (a)	50,173	3,860,812

Media - 1.4%
Nexstar Media Group, Inc. - Class A	17,314	2,883,647

Oil, Gas & Consumable Fuels - 6.3%
CNX Resources Corp. (a)	162,215	2,874,450
HF Sinclair Corp.	48,714	2,173,131
Magnolia Oil & Gas Corp. - Class A	156,900	3,279,210
Northern Oil and Gas, Inc.	73,285	2,515,141
Permian Resources Corp.	213,984	2,345,265

		13,187,197

Personal Care Products - 1.6%
BellRing Brands, Inc. (a)	93,885	3,436,191

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2023 (Unaudited)

COMMON STOCKS	Shares	Value
Professional Services - 1.6%
NV5 Global, Inc. (a)	19,098	$2,115,486
Upwork, Inc. (a)	136,077	1,270,959

		3,386,445

Real Estate Management & Development - 1.0%
FirstService Corp. (b)	14,053	2,165,427

Software - 9.6%
Altair Engineering, Inc. - Class A (a)	45,454	3,447,231
Appian Corp. (a)	46,294	2,203,594
LiveRamp Holdings, Inc. (a)	88,526	2,528,303
Model N, Inc. (a)	68,871	2,435,279
Nutanix, Inc. (a)	105,031	2,946,119
Q2 Holdings, Inc. (a)	37,870	1,170,183
Sprout Social, Inc. - Class A (a)	41,388	1,910,470
Workiva Inc. (a)	32,357	3,289,413

		19,930,592

Specialty Retail - 1.5%
Academy Sports & Outdoors, Inc.	57,351	3,099,822

Technology Hardware, Storage & Peripherals - 1.1%
Avid Technology, Inc. (a)	91,524	2,333,862

Textiles, Apparel & Luxury Goods - 1.6%
Crocs, Inc. (a)	28,709	3,228,040

Thrifts & Mortgage Finance - 1.7%
Home BancShares, Inc.	154,911	3,531,971

Trading Companies & Distributors - 1.7%
Global Industrial Co.	70,621	1,961,145
SiteOne Landscape Supply, Inc. (a)	9,946	1,664,563

		3,625,708

TOTAL COMMON STOCKS
(Cost $139,727,801)		194,786,166

SHORT-TERM INVESTMENTS - 6.5%	Shares	Value
Money Market Funds - 6.5%
Fidelity Investments Money Market Government Portfolio - Class I, 4.98% (d)	1,266,156	$1,266,156
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 5.06% (d)	6,162,202	6,162,202
MSILF Government Portfolio, 5.03% (d)	6,162,202	6,162,202

		13,590,560

TOTAL SHORT-TERM INVESTMENTS
(Cost $13,590,560)		13,590,560

Total Investments - 100.1%		208,376,726
(Cost $153,318,361)
Liabilities in Excess of Other Assets - (0.1)%		(202,630)

TOTAL NET ASSETS - 100.0%		$208,174,096

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	Securities for which market quotations are not readily available. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. Level 3 security.
(d)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)

COMMON STOCKS - 96.2%	Shares	Value
Aerospace & Defense - 2.8%
Axon Enterprise, Inc. (a)	2,930	$571,702

Banks - 2.4%
Cadence Bank	12,046	236,584
Cullen/Frost Bankers, Inc.	2,327	250,222

		486,806

Biotechnology - 1.2%
Natera, Inc. (a)	4,968	241,743

Building Products - 5.8%
Builders FirstSource, Inc. (a)	3,860	524,960
CSW Industrials, Inc.	2,364	392,873
Zurn Elkay Water Solutions Corp.	9,610	258,413

		1,176,246

Capital Markets - 1.9%
LPL Financial Holdings, Inc.	1,727	375,502

Chemicals - 1.5%
Quaker Chemical Corp.	1,552	302,485

Construction & Engineering - 4.4%
AECOM	5,153	436,408
WillScot Mobile Mini Holdings Corp. (a)	9,256	442,344

		878,752

Construction Materials - 1.5%
Eagle Materials, Inc.	1,602	298,645

Distributors - 2.3%
Pool Corp.	1,243	465,677

Electronic Equipment, Instruments & Components - 1.4%
Trimble, Inc. (a)	5,422	287,041

Financial Services - 6.2%
AvidXchange Holdings, Inc. (a)	29,484	306,044
Euronet Worldwide, Inc. (a)	4,067	477,344
FleetCor Technologies, Inc. (a)	1,857	466,255

		1,249,643

Food Products - 2.1%
Hostess Brands, Inc. (a)	16,975	429,807

Health Care Equipment & Supplies - 5.3%
Enovis Corp. (a)	8,001	513,024
Neogen Corp. (a)	19,867	432,107
STAAR Surgical Co. (a)	2,205	115,917

		1,061,048

Health Care Providers & Services - 1.5%
Progyny, Inc. (a)	7,564	297,568

Hotels, Restaurants & Leisure - 3.3%
Bowlero Corp. (a)	28,392	330,483
Wingstop, Inc.	1,684	337,069

		667,552

COMMON STOCKS	Shares	Value
Insurance - 4.1%
Goosehead Insurance, Inc. - Class A (a)	7,668	$482,240
Palomar Holdings, Inc. (a)	5,869	340,637

		822,877

IT Services - 3.3%
Perficient Inc. (a)	4,295	357,903
Twilio Inc. - Class A (a)	4,673	297,296

		655,199

Life Sciences Tools & Services - 2.1%
Charles River Laboratories International, Inc. (a)	1,384	290,986
Stevanato Group SpA (b)	4,112	133,146

		424,132

Machinery - 5.0%
ITT, Inc.	3,792	353,452
Kadant, Inc.	2,008	445,977
The Toro Co.	1,970	200,251

		999,680

Marine Transportation - 1.8%
Kirby Corp. (a)	4,632	356,432

Media - 1.9%
Nexstar Media Group, Inc. - Class A	2,240	373,072

Metals & Mining - 2.5%
Reliance Steel & Aluminum Co.	1,832	497,553

Oil, Gas & Consumable Fuels - 5.4%
Diamondback Energy Inc.	2,334	306,594
HF Sinclair Corp.	4,780	213,236
Marathon Oil Corp.	11,599	267,009
Northern Oil and Gas, Inc.	8,676	297,760

		1,084,599

Personal Care Products - 2.1%
BellRing Brands, Inc. (a)	11,487	420,424

Professional Services - 5.4%
Broadridge Financial Solutions, Inc.	3,601	596,434
Paylocity Holding Corp. (a)	2,670	492,695

		1,089,129

Real Estate Management & Development - 5.7%
Colliers International Group, Inc. (b)	4,040	396,687
DigitalBridge Group, Inc.	23,386	344,008
FirstService Corp. (b)	2,586	398,477

		1,139,172

Software - 5.3%
Altair Engineering, Inc. - Class A (a)	4,552	345,224
Sprout Social, Inc. - Class A (a)	6,778	312,872
Workiva Inc. (a)	3,951	401,659

		1,059,755

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2023 (Unaudited)

COMMON STOCKS	Shares	Value
Speciality Retail - 0.8%
Five Below, Inc. (a)	792	$155,660

Specialty Retail - 2.4%
Academy Sports & Outdoors, Inc.	9,015	487,261

Textiles, Apparel & Luxury Goods - 1.7%
Tapestry, Inc.	7,804	334,011

Trading Companies & Distributors - 3.1%
SiteOne Landscape Supply, Inc. (a)	602	100,751
Watsco, Inc.	1,384	527,954

		628,705

TOTAL COMMON STOCKS (Cost $16,224,006)		19,317,878

REITS - 1.0%
Residential REITs - 1.0%
Camden Property Trust	1,819	198,034

TOTAL REITS (Cost $290,549)		198,034

SHORT-TERM INVESTMENTS - 2.8%
Money Market Funds - 2.8%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 5.06% (c)	564,747	564,747

TOTAL SHORT-TERM INVESTMENTS (Cost $564,747)		564,747

Total Investments - 100.0% (Cost $17,079,302)		20,080,659
Other Assets in Excess of Liabilities - 0.0%		7,658

TOTAL NET ASSETS - 100.0%		$20,088,317

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)

COMMON STOCKS - 92.9%	Shares	Value
Banks - 2.7%
Bank of America Corp.	160,000	$4,590,400
Cullen/Frost Bankers, Inc.	65,000	6,989,450
Glacier Bancorp, Inc.	50,000	1,558,500

		13,138,350

Beverages - 3.6%
The Coca-Cola Co.	95,000	5,720,900
Keurig Dr Pepper, Inc.	110,000	3,439,700
PepsiCo, Inc.	45,000	8,334,900

		17,495,500

Biotechnology - 1.3%
Amgen, Inc.	28,000	6,216,560

Chemicals - 4.5%
Air Products & Chemicals, Inc.	25,000	7,488,250
DuPont de Nemours, Inc.	85,000	6,072,400
FMC Corp.	80,000	8,347,200

		21,907,850

Commercial Services & Supplies - 4.3%
Cintas Corp.	16,000	7,953,280
Waste Connections, Inc. (b)	90,000	12,863,700

		20,816,980

Construction Materials - 1.7%
Martin Marietta Materials, Inc.	18,000	8,310,420

Diversified Financials - 2.0%
JPMorgan Chase & Co.	68,000	9,889,920

Electrical Equipment - 2.6%
Emerson Electric Co.	50,000	4,519,500
Rockwell Automation, Inc.	25,000	8,236,250

		12,755,750

Electronic Equipment, Instruments & Components - 3.7%
Teledyne Technologies, Inc. (a)	25,000	10,277,750
Trimble, Inc. (a)	150,000	7,941,000

		18,218,750

Financial Services - 1.0%
PayPal Holdings, Inc. (a)	70,000	4,671,100

Food Products - 0.7%
The Kraft Heinz Company	100,000	3,550,000

Ground Transportation - 1.0%
Union Pacific Corp.	24,000	4,910,880

Health Care Equipment & Supplies - 4.3%
Alcon, Inc. (b)	60,000	4,926,600
Neogen Corp. (a)	450,000	9,787,500
Stryker Corp.	20,000	6,101,800

		20,815,900

Household Durables - 0.5%
Newell Brands, Inc.	270,000	2,349,000

COMMON STOCKS	Shares	Value
Household Products - 2.3%
Kimberly-Clark Corp.	50,000	$6,903,000
The Procter & Gamble Co.	30,000	4,552,200

		11,455,200

Industrial Conglomerates - 2.1%
Honeywell International Inc.	50,000	10,375,000

Interactive Media & Services - 2.2%
Alphabet, Inc. - Class A (a)	90,000	10,773,000

IT Services - 1.7%
Akamai Technologies, Inc. (a)	90,000	8,088,300

Life Sciences Tools & Services - 3.2%
Danaher Corp.	35,750	8,580,000
Thermo Fisher Scientific, Inc.	13,000	6,782,750

		15,362,750

Machinery - 9.9%
Chart Industries, Inc. (a)	30,000	4,793,700
Franklin Electric Co., Inc.	85,000	8,746,500
Generac Holdings, Inc. (a)	35,000	5,219,550
IDEX Corp.	20,000	4,305,200
The Toro Co.	80,000	8,132,000
Valmont Industries, Inc.	35,000	10,186,750
Xylem, Inc.	60,000	6,757,200

		48,140,900

Marine Transportation - 1.7%
Kirby Corp. (a)	110,000	8,464,500

Metals & Mining - 1.3%
Newmont Goldcorp Corp.	150,000	6,399,000

Oil, Gas & Consumable Fuels - 5.9%
Chevron Corp.	42,500	6,687,375
ConocoPhillips	100,000	10,361,000
Coterra Energy, Inc.	384,000	9,715,200
Kimbell Royalty Partners LP	150,000	2,206,500

		28,970,075

Pharmaceuticals - 4.8%
Merck & Co., Inc.	80,000	9,231,200
Pfizer Inc.	130,000	4,768,400
Zoetis, Inc.	53,500	9,213,235

		23,212,835

Semiconductors & Semiconductor Equipment - 1.3%
NVIDIA Corp.	15,000	6,345,300

Software - 14.1%
Adobe, Inc. (a)	20,000	9,779,800
Microsoft Corp.	103,000	35,075,620
Oracle Corp.	120,000	14,290,800
Roper Technologies, Inc.	20,000	9,616,000

		68,762,220

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2023 (Unaudited)

COMMON STOCKS	Shares	Value
Specialty Retail - 3.3%
The Home Depot, Inc.	30,000	$9,319,200
O’Reilly Automotive, Inc. (a)	7,135	6,816,065

		16,135,265

Technology Hardware, Storage & Peripherals - 3.8%
Apple Inc.	96,000	18,621,120

Trading Companies & Distributors - 1.4%
FTAI Aviation Ltd. (b)	220,000	6,965,200

TOTAL COMMON STOCKS (Cost $222,647,781)		453,117,625

SHORT-TERM INVESTMENTS - 7.2%
Money Market Funds - 7.2%
Fidelity Investments Money Market Government Portfolio - Class I, 4.98% (c)	6,014,560	6,014,560
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 5.06% (c)	14,489,159	14,489,159
MSILF Government Portfolio, 5.03% (c)	14,489,159	14,489,159

		34,992,878

TOTAL SHORT-TERM INVESTMENTS (Cost $34,992,878)		34,992,878

Total Investments - 100.1% (Cost $257,640,659)		488,110,503
Liabilities in Excess of Other Assets - (0.1)%		(305,125)

TOTAL NET ASSETS - 100.0%		$487,805,378

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)

COMMON STOCKS - 70.0%	Shares	Value
Aerospace & Defense - 1.0%
L3Harris Technologies, Inc.	5,850	$1,145,255

Banks - 3.5%
Bank of America Corp.	44,900	1,288,181
Cullen/Frost Bankers, Inc.	9,700	1,043,041
JPMorgan Chase & Co.	10,700	1,556,208

		3,887,430

Beverages - 2.4%
The Coca-Cola Co.	21,400	1,288,708
PepsiCo, Inc.	7,550	1,398,411

		2,687,119

Broadline Retail - 1.3%
Amazon.com, Inc. (a)	11,200	1,460,032

Capital Markets - 1.5%
Moody’s Corp.	4,650	1,616,898

Chemicals - 5.5%
Air Products and Chemicals, Inc.	5,600	1,677,368
Corteva, Inc.	7,658	438,803
DuPont de Nemours, Inc.	12,658	904,288
Ecolab Inc.	2,400	448,056
FMC Corp.	11,300	1,179,042
Linde Plc (b)	3,900	1,486,212

		6,133,769

Commercial Services & Supplies - 3.1%
Cintas Corp.	2,700	1,342,116
Waste Connections, Inc. (b)	8,100	1,157,733
Waste Management, Inc.	5,250	910,455

		3,410,304

Construction Materials - 1.4%
Martin Marietta Materials, Inc.	3,400	1,569,746

Consumer Staples Distribution & Retail - 1.1%
Walmart, Inc.	8,100	1,273,158

Diversified Telecommunication Services - 0.6%
Verizon Communications Inc.	17,341	644,912

Electrical Equipment - 1.9%
Emerson Electric Co.	8,800	795,432
Rockwell Automation, Inc.	4,175	1,375,454

		2,170,886

Electronic Equipment, Instruments & Components - 2.0%
Teledyne Technologies, Inc. (a)	2,950	1,212,775
Trimble Inc. (a)	19,750	1,045,565

		2,258,340

Entertainment - 1.1%
The Walt Disney Co. (a)	13,700	1,223,136

Financial Services - 1.7%
PayPal Holdings, Inc. (a)	9,100	607,243
Visa, Inc. - Class A	5,650	1,341,762

		1,949,005

COMMON STOCKS - 70.0%	Shares	Value
Ground Transportation - 1.0%
Union Pacific Corp.	5,275	$1,079,371

Health Care Equipment & Supplies - 1.7%
Alcon, Inc. (b)	17,900	1,469,769
Neogen Corp. (a)	20,000	435,000

		1,904,769

Household Durables - 0.3%
Newell Brands, Inc.	40,000	348,000

Household Products - 2.2%
Colgate-Palmolive Co.	16,100	1,240,344
Kimberly-Clark Corp.	4,900	676,494
The Procter & Gamble Co.	3,250	493,155

		2,409,993

Industrial Conglomerates - 1.1%
Honeywell International Inc.	5,700	1,182,750

Insurance - 0.7%
Arthur J Gallagher & Co.	3,400	746,538

Interactive Media & Services - 1.6%
Alphabet Inc. - Class C (a)	15,000	1,814,550

IT Consulting & Services - 0.7%
Accenture Plc (b)	2,600	802,308

IT Services - 1.0%
Akamai Technologies, Inc. (a)	12,800	1,150,336

Life Sciences Tools & Services - 3.3%
Charles River Laboratories International, Inc. (a)	5,250	1,103,812
Danaher Corp.	5,100	1,224,000
Thermo Fisher Scientific, Inc.	2,600	1,356,550

		3,684,362

Machinery - 1.5%
Chart Industries, Inc. (a)	3,800	607,202
Fortive Corp.	9,350	699,100
Xylem, Inc.	3,200	360,384

		1,666,686

Media & Entertainment - 1.2%
Meta Platforms, Inc. (a)	4,475	1,284,236

Metals & Mining - 0.7%
Newmont Goldcorp Corp.	18,100	772,146

Oil, Gas & Consumable Fuels - 5.3%
Chevron Corp.	7,795	1,226,543
ConocoPhillips	12,300	1,274,403
Coterra Energy, Inc.	24,000	607,200
EOG Resources, Inc.	4,450	509,258
Kinder Morgan, Inc.	62,000	1,067,640
Pioneer Natural Resources Co.	5,650	1,170,567

		5,855,611

Personal Care Products - 0.8%
The Estee Lauder Cos., Inc. - Class A	4,600	903,348

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2023 (Unaudited)

COMMON STOCKS	Shares	Value
Pharmaceuticals - 3.5%
Abbott Laboratories	10,000	$1,090,200
Merck & Co., Inc.	12,500	1,442,375
Zoetis Inc.	8,026	1,382,157

		3,914,732

Professional Services - 0.8%
Broadridge Financial Solutions, Inc.	5,650	935,809

Semiconductors & Semiconductor Equipment - 1.6%
NVIDIA Corp.	2,000	846,040
QUALCOMM, Inc.	7,600	904,704

		1,750,744

Software - 6.6%
Adobe Inc. (a)	1,850	904,631
Microsoft Corp.	6,750	2,298,645
Oracle Corp.	14,000	1,667,260
Roper Technologies, Inc.	2,600	1,250,080
Salesforce, Inc. (a)	6,050	1,278,123

		7,398,739

Specialized REITs - 1.0%
American Tower Corp.	5,500	1,066,670

Specialty Retail - 1.3%
The Home Depot, Inc.	4,500	1,397,880

Technology Hardware, Storage & Peripherals - 2.8%
Apple Inc.	15,950	3,093,821

Textiles, Apparel & Luxury Goods - 1.2%
NIKE, Inc. - Class B	12,000	1,324,440

TOTAL COMMON STOCKS
(Cost $46,641,702)		77,917,829

CORPORATE BONDS - 28.9%	Principal Amount	Value
Banks - 1.2%
Cullen/Frost Bankers, Inc 4.500%, 03/17/2027 Callable 02/17/2027	$750,000	705,655
JPMorgan Chase & Co.:
3.875%, 02/01/2024	275,000	272,343
3.875%, 09/10/2024	200,000	195,259
3.200%, 06/15/2026 Callable 03/15/2026	200,000	190,624

		1,363,881

Beverages - 1.0%
Keurig Dr Pepper, Inc. 2.550%, 09/15/2026
Callable 06/15/2026	750,000	689,556
PepsiCo, Inc. 2.375%, 10/06/2026
Callable 07/06/2026	435,000	408,150

		1,097,706

CORPORATE BONDS	Principal Amount	Value
Biotechnology
AbbVie, Inc. 3.200%, 05/14/2026
Callable 02/14/2026	$600,000	$568,650
Amgen, Inc.:
3.625%, 05/22/2024
Callable 02/22/2024	250,000	245,692
2.600%, 08/19/2026
Callable 05/19/2026	450,000	416,709

		1,231,051

Broadline Retail - 0.7%
Amazon.com, Inc.:
1.200%, 06/03/2027
Callable 04/03/2027	260,000	228,234
4.550%, 12/01/2027
Callable 11/01/2027	550,000	546,729

		774,963

Chemicals - 1.8%
Air Products and Chemicals, Inc. 1.850%, 05/15/2027
Callable 03/15/2027	675,000	607,460
DuPont de Nemours, Inc.
4.725%, 11/15/2028
Callable 08/15/2028	650,000	638,829
Ecolab, Inc.:
2.700%, 11/01/2026
Callable 08/01/2026	500,000	470,220
5.250%, 01/15/2028
Callable 12/15/2027	250,000	254,071

		1,970,580

Commercial Services & Supplies - 0.4%
Waste Management, Inc. 4.150%, 04/15/2032
Callable 01/15/2032	500,000	476,617

Consumer Finance - 0.6%
American Express Co. 3.000%, 10/30/2024
Callable 09/29/2024	650,000	626,643

Consumer Staples Distribution & Retail - 1.9%
Costco Wholesale Corp. 1.375%, 06/20/2027
Callable 04/20/2027	690,000	609,404
Dollar Tree, Inc. 4.000%, 05/15/2025
Callable 03/15/2025	825,000	798,879
Walmart, Inc. 3.550%, 06/26/2025
Callable 04/26/2025	700,000	682,393

		2,090,676

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2023 (Unaudited)

CORPORATE BONDS - 28.9%	Principal Amount	Value
Diversified Telecommunication Services - 1.3%
AT&T, Inc. 1.700%, 03/25/2026
Callable 07/11/2023	$250,000	$227,902
T-Mobile USA, Inc.:
3.750%, 04/15/2027
Callable 02/15/2027	100,000	94,688
4.750%, 02/01/2028
Callable 07/11/2023	100,000	97,384
Verizon Communications Inc.:
3.500%, 11/01/2024
Callable 08/01/2024	750,000	730,644
2.625%, 08/15/2026	250,000	232,399

		1,383,017

Electrical Equipment - 0.2%
Emerson Electric Co. 3.150%, 06/01/2025
Callable 03/01/2025	200,000	191,782

Entertainment - 0.7%
The Walt Disney Co. 1.750%, 08/30/2024
Callable 07/30/2024	810,000	776,398

Financial Services - 1.3%
PayPal Holdings, Inc. 1.650%, 06/01/2025
Callable 05/01/2025	700,000	655,309
Visa Inc.:
3.150%, 12/14/2025
Callable 09/14/2025	300,000	287,479
1.900%, 04/15/2027
Callable 02/15/2027	500,000	456,224

		1,399,012

Ground Transportation - 0.2%
Union Pacific Corp. 3.750%, 07/15/2025
Callable 05/15/2025	200,000	194,206

Health Care Equipment & Supplies - 0.3%
Abbott Laboratories 3.750%, 11/30/2026
Callable 08/30/2026	355,000	345,939

Health Care Providers & Services - 0.0%
CVS Health Corp. 3.375%, 08/12/2024
Callable 05/12/2024	50,000	48,743

Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corp. 1.450%, 09/01/2025
Callable 08/01/2025	600,000	554,174

CORPORATE BONDS	Principal Amount	Value
Household Products - 0.5%
Colgate-Palmolive Co. 3.100%, 08/15/2027
Callable 07/15/2027	$595,000	$566,622

Industrial Conglomerates - 0.8%
Honeywell International, Inc.:
2.300%, 08/15/2024
Callable 07/15/2024	250,000	241,601
1.350%, 06/01/2025
Callable 05/01/2025	750,000	699,941

		941,542

Interactive Media & Services - 0.2%
Alphabet, Inc. 1.998%, 08/15/2026
Callable 05/15/2026	200,000	185,143

Life Sciences Tools & Services - 0.8%
Danaher Corp. 3.350%, 09/15/2025
Callable 06/15/2025	250,000	240,759
Thermo Fisher Scientific, Inc. 1.215%, 10/18/2024
Callable 07/11/2023	750,000	709,438

		950,197

Machinery - 0.6%
Illinois Tool Works, Inc. 3.500%, 03/01/2024
Callable 12/01/2023	715,000	705,680

Oil, Gas & Consumable Fuels - 2.0%
Chevron Corp. 1.995%, 05/11/2027
Callable 03/11/2027	400,000	363,356
Devon Energy Corp. 4.500%, 01/15/2030
Callable 01/15/2025	500,000	471,122
Enterprise Products Operating, LLC 3.750%, 02/15/2025
Callable 11/15/2024	665,000	646,928
Exxon Mobil Corp.:
2.709%, 03/06/2025
Callable 12/06/2024	255,000	244,831
3.043%, 03/01/2026
Callable 12/01/2025	400,000	382,556
Kinder Morgan Energy Partners, L.P. 4.250%, 09/01/2024
Callable 06/01/2024	125,000	122,505

		2,231,298

Personal Care Products - 0.7%
The Estee Lauder Cos., Inc. 2.000%, 12/01/2024
Callable 11/01/2024	805,000	767,852

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2023 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Pharmaceuticals - 2.7%
Abbott Laboratories 3.875%, 09/15/2025
Callable 06/15/2025	$255,000	$249,220
Bristol-Myers Squibb Co. 3.625%, 05/15/2024
Callable 02/15/2024	250,000	245,648
Eli Lilly & Co. 5.000%, 02/27/2026
Callable 02/27/2024	545,000	545,486
Johnson & Johnson 0.550%, 09/01/2025
Callable 08/01/2025	735,000	671,834
Pfizer, Inc. 0.800%, 05/28/2025
Callable 04/28/2025	800,000	738,886
Zoetis Inc. 4.500%, 11/13/2025
Callable 08/13/2025	600,000	590,244

		3,041,318

Semiconductors & Semiconductor Equipment - 1.5%
Intel Corp.:
2.875%, 05/11/2024
Callable 03/11/2024	255,000	249,318
3.700%, 07/29/2025
Callable 04/29/2025	500,000	486,479
NVIDIA Corp. 3.200%, 09/16/2026
Callable 06/16/2026	400,000	385,196
QUALCOMM, Inc. 2.900%, 05/20/2024
Callable 03/20/2024	600,000	587,062

		1,708,055

Software - 2.4%
Adobe Inc. 1.900%, 02/01/2025
Callable 01/01/2025	755,000	717,847
Fortinet, Inc. 1.000%, 03/15/2026
Callable 02/15/2026	600,000	535,551
Microsoft Corp.
3.125%, 11/03/2025
Callable 08/03/2025	230,000	221,391
Oracle Corp.:
2.500%, 04/01/2025
Callable 03/01/2025	500,000	474,717
2.950%, 05/15/2025
Callable 02/15/2025	500,000	477,008
Roper Technologies, Inc. 1.000%, 09/15/2025
Callable 08/15/2025	250,000	227,308

		2,653,822

CORPORATE BONDS	Principal Amount	Value
Specialized REITs - 1.0%
American Tower Corp.:
2.400%, 03/15/2025
Callable 02/15/2025	$600,000	$565,198
3.375%, 10/15/2026
Callable 07/15/2026	635,000	592,851

		1,158,049

Specialty Retail - 2.2%
Lowe’s Cos, Inc. 2.500%, 04/15/2026
Callable 01/15/2026	800,000	748,081
O’Reilly Automotive, Inc.:
4.200%, 04/01/2030
Callable 01/01/2030	500,000	472,212
4.700%, 06/15/2032
Callable 03/15/2032	250,000	240,808
The Home Depot, Inc. 2.800%, 09/14/2027
Callable 06/14/2027	500,000	465,407
Tractor Supply Co. 5.250%, 05/15/2033
Callable 02/15/2033	500,000	496,130

		2,422,638

Technology Hardware, Storage & Peripherals - 0.3%
Apple Inc.:
2.500%, 02/09/2025	250,000	240,151
3.200%, 05/13/2025	55,000	53,224

		293,375

TOTAL CORPORATE BONDS
(Cost $34,134,890)		32,150,979

SHORT-TERM INVESTMENTS - 1.0%	Shares
Money Market Funds - 1.0%
Invesco Short-Term Investments Trust - Government & Agency Portfolio -Institutional Shares, 5.06% (c)	1,115,904	1,115,904

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,115,904)		1,115,904

Total Investments - 99.9%		111,184,712
(Cost $81,892,496)
Other Assets in Excess of Liabilities - 0.1%		124,317

TOTAL NET ASSETS - 100.0%		$111,309,029

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)

CORPORATE BONDS - 62.3%	Principal Amount	Value
Aerospace & Defense - 0.6%
Raytheon Technologies Corp. 3.700%, 12/15/2023
Callable 09/15/2023	$1,750,000	$1,735,878

Banks - 4.7%
Bank of America Corp. 4.450%, 03/03/2026	2,000,000	1,944,408
Cullen/Frost Bankers, Inc. 4.500%, 03/17/2027
Callable 02/17/2027	3,942,000	3,708,924
JPMorgan Chase & Co.:
3.875%, 02/01/2024	1,750,000	1,733,095
3.300%, 04/01/2026
Callable 01/01/2026	3,500,000	3,335,226
3.200%, 06/15/2026
Callable 03/15/2026	636,000	606,184
Wells Fargo & Co.
4.125%, 08/15/2023	2,000,000	1,995,554

		13,323,391

Beverages - 0.7%
Keurig Dr Pepper, Inc. 2.550%, 09/15/2026
Callable 06/15/2026	2,225,000	2,045,682

Biotechnology - 2.0%
Amgen, Inc.:
2.250%, 08/19/2023
Callable 07/17/2023	2,350,000	2,340,077
2.600%, 08/19/2026
Callable 05/19/2026	1,000,000	926,021
2.200%, 02/21/2027
Callable 12/21/2026	2,500,000	2,271,798

		5,537,896

Chemicals - 2.0%
Air Products and Chemicals, Inc. 1.500%, 10/15/2025
Callable 09/15/2025	4,000,000	3,692,036
Ecolab, Inc. 2.700%, 11/01/2026
Callable 08/01/2026	2,000,000	1,880,879

		5,572,915

Consumer Finance - 1.7%
American Express Co.:
2.500%, 07/30/2024
Callable 06/30/2024	1,063,000	1,027,845
3.000%, 10/30/2024
Callable 09/29/2024	2,000,000	1,928,133
4.200%, 11/06/2025
Callable 10/06/2025	2,000,000	1,945,436

		4,901,414

Consumer Staples Distribution & Retail - 1.0%
Dollar Tree, Inc. 4.000%, 05/15/2025
Callable 03/15/2025	3,000,000	2,905,015

CORPORATE BONDS	Principal Amount	Value
Containers & Packaging - 1.5%
Ball Corp. 5.250%, 07/01/2025	$4,252,000	$4,201,550

Diversified Telecommunication Services - 4.2%
AT&T, Inc.:
1.700%, 03/25/2026
Callable 07/11/2023	1,450,000	1,321,834
4.250%, 03/01/2027
Callable 12/01/2026	4,235,000	4,113,676
Verizon Communications, Inc.:
3.500%, 11/01/2024
Callable 08/01/2024	1,750,000	1,704,836
4.125%, 03/16/2027	2,000,000	1,942,367
2.100%, 03/22/2028
Callable 01/22/2028	3,000,000	2,636,177

		11,718,890

Electrical Equipment - 2.7%
Emerson Electric Co. 3.150%, 06/01/2025
Callable 03/01/2025	6,500,000	6,232,929
Rockwell Automation, Inc. 2.875%, 03/01/2025
Callable 12/01/2024	1,440,000	1,386,621

		7,619,550

Electronic Equipment, Instruments & Components - 1.8%
Trimble, Inc. 6.100%, 03/15/2033
Callable 12/15/2032	5,000,000	5,065,664

Food Products - 0.5%
Kraft Heinz Food Co. 4.625%, 01/30/2029
Callable 10/30/2028	1,353,000	1,333,649

Ground Transportation - 2.9%
Burlington Northern Santa Fe, LLC 3.000%, 04/01/2025
Callable 01/01/2025	2,250,000	2,166,903
Union Pacific Corp.:
3.250%, 01/15/2025
Callable 10/15/2024	3,295,000	3,188,412
3.750%, 07/15/2025
Callable 05/15/2025	3,025,000	2,937,362

		8,292,677

Health Care Equipment & Supplies - 2.0%
Abbott Laboratories:
3.400%, 11/30/2023
Callable 09/30/2023	1,750,000	1,734,687
2.950%, 03/15/2025
Callable 12/15/2024	3,925,000	3,799,651

		5,534,338

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2023 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Health Care Providers & Services - 2.0%
CVS Health Corp.
3.750%, 04/01/2030
Callable 01/01/2030	$2,000,000	$1,835,221
UnitedHealth Group, Inc. 4.250%, 01/15/2029
Callable 12/15/2028	4,000,000	3,886,119

		5,721,340

Hotels, Restaurants & Leisure - 0.8%
McDonald’s Corp. 3.500%, 07/01/2027
Callable 05/01/2027	2,500,000	2,380,614

Household Products - 0.3%
The Procter & Gamble Co. 8.000%, 09/01/2024	775,000	802,885

Industrial Conglomerates - 2.1%
Honeywell International, Inc.:
2.300%, 08/15/2024
Callable 07/15/2024	3,105,000	3,000,682
1.350%, 06/01/2025
Callable 05/01/2025	3,000,000	2,799,763

		5,800,445

Interactive Media & Services - 1.4%
Alphabet, Inc. 3.375%, 02/25/2024	4,000,000	3,950,017

Life Sciences Tools & Services - 3.2%
Danaher Corp. 3.350%, 09/15/2025
Callable 06/15/2025	5,500,000	5,296,699
Thermo Fisher Scientific, Inc. 1.215%, 10/18/2024
Callable 07/11/2023	4,000,000	3,783,668

		9,080,367

Oil, Gas & Consumable Fuels - 6.5%
Chevron Corp. 2.954%, 05/16/2026
Callable 02/16/2026	1,870,000	1,780,110
Devon Energy Corp. 4.500%, 01/15/2030
Callable 01/15/2025	4,000,000	3,768,981
Enterprise Products Operating, LLC 3.750%, 02/15/2025
Callable 11/15/2024	2,963,000	2,882,477
Kinder Morgan Energy Partners, L.P. 4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	2,940,115
Kinder Morgan, Inc. 5.200%, 06/01/2033
Callable 03/01/2033	5,000,000	4,838,873
ONEOK, Inc. 6.350%, 01/15/2031
Callable 10/15/2030	2,000,000	2,062,436

		18,272,992

CORPORATE BONDS	Principal Amount	Value
Personal Care Products - 0.2%
The Estee Lauder Cos., Inc. 2.000%, 12/01/2024
Callable 11/01/2024	$556,000	$530,342

Pharmaceuticals - 1.7%
Bristol-Myers Squibb Co. 3.625%, 05/15/2024
Callable 02/15/2024	4,750,000	4,667,313

Semiconductors & Semiconductor Equipment - 3.4%
Intel Corp. 3.700%, 07/29/2025
Callable 04/29/2025	2,250,000	2,189,154
NVIDIA Corp. 1.550%, 06/15/2028
Callable 04/15/2028	4,000,000	3,492,816
QUALCOMM, Inc. 2.900%, 05/20/2024
Callable 03/20/2024	4,000,000	3,913,746

		9,595,716

Software - 4.2%
Adobe Inc. 1.900%, 02/01/2025
Callable 01/01/2025	4,280,000	4,069,381
Oracle Corp.:
2.650%, 07/15/2026
Callable 04/15/2026	2,000,000	1,849,140
2.300%, 03/25/2028
Callable 01/25/2028	3,000,000	2,648,298
6.150%, 11/09/2029
Callable 09/09/2029	3,000,000	3,125,567

		11,692,386

Specialized REITs - 3.2%
American Tower Corp.:
5.000%, 02/15/2024	2,500,000	2,485,983
3.375%, 10/15/2026
Callable 07/15/2026	4,030,000	3,762,501
4.050%, 03/15/2032
Callable 12/15/2031	3,000,000	2,735,785

		8,984,269

Specialty Retail - 4.1%
Lowe’s Cos, Inc. 2.500%, 04/15/2026
Callable 01/15/2026	1,000,000	935,101
O’Reilly Automotive, Inc.:
4.350%, 06/01/2028
Callable 03/01/2028	675,000	653,738
4.200%, 04/01/2030
Callable 01/01/2030	2,325,000	2,195,787
4.700%, 06/15/2032
Callable 03/15/2032	2,750,000	2,648,891
Tractor Supply Co. 5.250%, 05/15/2033
Callable 02/15/2033	5,000,000	4,961,298

		11,394,815

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2023 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Technology Hardware, Storage & Peripherals - 0.9%
Apple Inc. 2.500%, 02/09/2025	$2,515,000	$2,415,916

TOTAL CORPORATE BONDS
(Cost $183,163,719)		175,077,926

U.S. GOVERNMENT ISSUES - 9.6%
U.S. Treasury Inflation Indexed Bonds - 1.6%
0.625%, 01/15/2024	4,550,490	4,473,283

U.S. Treasury Notes - 8.0%
2.000%, 02/15/2025	2,000,000	1,903,906
2.875%, 06/15/2025	1,000,000	962,012
2.000%, 08/15/2025	1,000,000	943,477
1.625%, 02/15/2026	2,000,000	1,853,516
4.000%, 10/31/2029	2,000,000	1,994,531
2.875%, 05/15/2032	6,500,000	6,024,814
4.125%, 11/15/2032	8,500,000	8,681,953

		22,364,209

TOTAL U.S. GOVERNMENT ISSUES (Cost $27,373,779)		26,837,492

U.S. GOVERNMENT SPONSORED ENTITIES - 26.3%
Federal Home Loan Banks - 24.5%
5.250%, 03/20/2024 (b)
Callable 09/20/2023	4,000,000	3,991,664
1.250%, 12/17/2024 (b)
Callable 09/17/2023	2,500,000	2,367,137
3.050%, 12/30/2024
Callable 12/30/2023	2,500,000	2,409,751
3.000%, 01/27/2025
Callable 07/27/2023	2,200,000	2,123,365
3.000%, 04/14/2025 (b)
Callable 04/14/2024	5,000,000	4,854,429
3.250%, 06/09/2025
Callable 09/09/2023	1,000,000	965,304
0.875%, 10/28/2025 (b)
Callable 07/28/2023	3,000,000	2,779,433
3.500%, 11/12/2025 (b)
Callable 08/12/2023	1,505,000	1,470,728
0.750%, 01/27/2026 (b)
Callable 07/27/2023	3,000,000	2,707,247
1.500%, 02/17/2026 (b)
Callable 02/17/2024	2,500,000	2,344,067
2.375%, 03/13/2026	3,575,000	3,344,623
0.875%, 03/30/2026 (b)
Callable 03/30/2024	3,000,000	2,714,582
0.750%, 05/26/2026 (b)
Callable 08/26/2023	2,500,000	2,290,641
1.000%, 10/28/2026 (b)
Callable 07/28/2023	3,000,000	2,738,806
1.250%, 11/10/2026
Callable 11/10/2023	3,000,000	2,697,152
1.375%, 01/25/2027 (b)
Callable 07/25/2023	2,500,000	2,310,977
2.000%, 03/10/2027 (b)
Callable 09/10/2023	3,150,000	3,020,311

U.S. GOVERNMENT SPONSORED ENTITIES	Principal Amount	Value
Federal Home Loan Banks - 24.5%, Continued
3.500%, 05/24/2027 (b)
Callable 08/24/2023	$2,650,000	$2,567,112
4.500%, 09/29/2027
Callable 09/29/2023	1,750,000	1,734,744
5.000%, 10/27/2027 (b)
Callable 07/27/2023	2,000,000	1,989,220
6.022%, 01/27/2028 (b)
Callable 07/27/2023	4,000,000	3,459,384
1.250%, 11/16/2028 (b)
Callable 08/16/2023	3,000,000	2,649,951
2.820%, 06/27/2029
Callable 07/10/2023	4,000,000	3,599,727
6.022%, 01/27/2031 (b)
Callable 07/27/2023	4,000,000	3,264,864
1.000%, 09/30/2031 (b)
Callable 09/30/2023	3,000,000	2,492,595
1.500%, 12/15/2033 (b)
Callable 09/15/2023	2,500,000	2,098,630

		68,986,444

Freddie Mac - 1.8%
0.750%, 05/28/2025
Callable 05/28/2024	3,500,000	3,227,496
5.000%, 06/30/2027 (b)
Callable 09/30/2023	1,895,000	1,858,218

		5,085,714

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES (Cost $80,346,050)		74,072,158

SHORT-TERM INVESTMENTS - 1.0%	Shares
Money Market Funds - 1.0%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 5.06% (a)	2,918,330	2,918,330

TOTAL SHORT-TERM INVESTMENTS (Cost $2,918,330)		2,918,330

Total Investments - 99.2%		278,905,906
(Cost $293,801,878)
Other Assets in Excess of Liabilities - 0.8%		2,319,392

TOTAL NET ASSETS - 100.0%		$ 281,225,298

(a)	The rate quoted is the annualized seven-day yield of the Fund at period end.
(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)

COMMON STOCKS - 88.9%	Shares	Value
AUSTRALIA - 3.8%
Biotechnology - 2.0%
CSL Ltd.	6,315	$1,169,406

Metals & Mining - 1.8%
BHP Billiton Ltd.	35,750	1,074,718

Total Australia		2,244,124

CANADA - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
Cenovus Energy Inc.	60,000	1,019,060

Total Canada		1,019,060

FINLAND - 1.8%
Banks - 1.8%
Nordea Bank Abp	95,520	1,040,469

Total Finland		1,040,469

FRANCE - 13.6%
Aerospace & Defense - 2.2%
Safran SA	8,221	1,288,314

Chemicals - 2.3%
Air Liquide SA	7,585	1,360,260

Electrical Equipment - 2.3%
Schneider Electric SA	7,534	1,368,756

IT Services - 2.0%
Cap Gemini	6,150	1,164,460

Personal Care Products - 2.2%
L’Oreal SA	2,750	1,282,812

Textiles, Apparel & Luxury Goods - 2.6%
LVMH Moet Hennessy Louis Vuitton SE	1,672	1,576,553

Total France		8,041,155

GERMANY - 11.3%
Diversified Telecommunication Services - 1.9%
Deutsche Telekom AG	52,000	1,134,566

Insurance - 1.7%
Allianz SE	4,418	1,029,060

Pharmaceuticals - 1.6%
Bayer AG	17,575	972,868

Semiconductors & Semiconductor Equipment - 2.6%
Infineon Technologies AG	36,000	1,482,564

Software - 2.5%
SAP SE	10,500	1,434,381

Textiles, Apparel & Luxury Goods - 1.0%
Adidas AG	3,074	596,751

Total Germany		6,650,190

IRELAND - 2.6%
Construction Materials - 2.6%
CRH PLC	28,149	1,552,909

Total Ireland		1,552,909

COMMON STOCKS	Shares	Value
ITALY - 1.1%
Textiles, Apparel & Luxury Goods - 1.1%
Moncler SpA	9,372	$648,429

Total Italy		648,429

JAPAN - 4.0%
Building Products - 2.0%
Daikin Industries Ltd.	5,783	1,184,968

Electrical Equipment - 2.0%
Nidec Corporation	21,000	1,157,214

Total Japan		2,342,182

NETHERLANDS - 8.1%
Banks - 1.8%
ING Groep NV	80,661	1,087,442

Capital Markets - 1.7%
Euronext NV	14,500	986,219

Professional Services - 2.2%
Wolters Kluwer NV	10,096	1,281,927

Semiconductors & Semiconductor Equipment - 2.4%
ASML Holding NV	2,000	1,450,661

Total Netherlands		4,806,249

NORWAY - 3.2%
Diversified Telecommunication Services - 1.7%
Telenor ASA	98,000	993,675

Oil, Gas & Consumable Fuels - 1.5%
Aker BP ASA	38,000	891,533

Total Norway		1,885,208

SPAIN - 2.0%
Machinery - 2.0%
Fluidra SA	60,250	1,174,795

Total Spain		1,174,795

SWEDEN - 2.2%
Hotels, Restaurants & Leisure - 2.2%
Evolution AB	10,348	1,311,338

Total Sweden		1,311,338

SWITZERLAND - 12.3%
Capital Markets - 1.9%
Julius Baer Group Ltd.	18,000	1,135,936

Electrical Equipment - 2.3%
ABB Ltd.	33,939	1,335,189

Food Products - 1.8%
Nestle SA	8,600	1,034,508

Health Care Equipment & Supplies - 2.4%
Alcon, Inc.	17,850	1,480,878

Life Sciences Tools & Services - 1.9%
Lonza Group AG	1,850	1,105,769

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2023 (Unaudited)

COMMON STOCKS - 88.9%	Shares	Value
Pharmaceuticals - 2.0%
Roche Holding AG	3,850	$1,176,060

Total Switzerland		7,268,340

UNITED KINGDOM - 21.2%
Aerospace & Defense - 1.6%
BAE Systems PLC	80,000	943,302

Banks - 1.7%
Barclays PLC	500,000	976,798

Beverages - 2.0%
Diageo PLC	27,650	1,188,704

Commercial Services & Supplies - 2.3%
Rentokil Initial PLC	175,000	1,368,277

Hotels, Restaurants & Leisure - 4.3%
Compass Group PLC	48,000	1,344,153
InterContinental Hotels Group PLC	18,044	1,247,322

		2,591,475

Insurance - 1.6%
Prudential PLC	67,275	950,153

Oil, Gas & Consumable Fuels - 2.5%
Shell PLC	50,750	1,513,960

Personal Care Products - 2.2%
Unilever PLC	25,000	1,301,859

Textiles, Apparel & Luxury Goods - 0.9%
Burberry Group PLC	20,000	539,671

Trading Companies & Distributors - 2.1%
Ashtead Group PLC	17,501	1,213,363

Total United Kingdom		12,587,562

TOTAL COMMON STOCKS
(Cost $47,080,683)		52,572,010

PREFERRED STOCKS - 1.5%
Life Sciences Tools & Services - 1.5%
Sartorius AG	2,575	892,133

TOTAL PREFERRED STOCKS
(Cost $858,883)		892,133

SHORT-TERM INVESTMENTS - 9.3%
Money Market Funds - 9.3%
Fidelity Investments Money Market Government Portfolio - Class I, 4.98% (a)	1,742,067	1,742,067
First American Government Obligations Fund - Class Z, 4.97% (a)	241,667	241,667
MSILF Government Portfolio, 5.03% (a)	1,742,067	1,742,067
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 5.06% (a)	1,742,067	1,742,067

		5,467,868

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,467,868)		5,467,868

Value
Total Investments - 99.7%	$58,932,011
(Cost $53,407,434)
Other Assets in Excess of Liabilities - 0.3%	149,831

TOTAL NET ASSETS - 100.0%	$ 59,081,842

(a)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2023 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Assets
Investments, at value*	$208,376,726	$20,080,659	$488,110,503	$111,184,712	$278,905,906	$58,932,011
Cash	—	—	—	—	—	5,389
Dividends and interest receivable	151,857	17,908	529,810	300,597	2,388,706	245,982
Receivable for investment advisory fees (Note B)	—	4,873	—	—	—	—
Receivable for Fund shares sold	60,657	2,500	7,985	1,319	174,955	—
Prepaid expenses and other assets	19,417	13,245	40,530	14,651	21,594	10,467

Total assets	208,608,657	20,119,185	488,688,828	111,501,279	281,491,161	59,193,849

Liabilities
Payable for investment advisory fees	313,279	—	589,171	116,039	131,204	73,715
Payable for administrative fees	35,758	4,172	71,953	16,913	31,959	8,553
Payable for accounting and transfer agent fees and expenses	35,247	14,705	78,876	21,674	39,612	11,127
Payable for trustees’ fees and officer compensation (Note B)	14,726	930	32,590	9,033	17,036	3,157
Payable for professional fees	24,953	8,229	53,611	19,176	32,886	11,721
Payable for custody fees and expenses	3,056	949	7,290	2,335	4,682	1,020
Payable for reports to shareholders	6,203	1,524	23,398	5,431	6,365	2,223
Payable for Fund shares redeemed	—	—	22,620	500	—	—
Accrued expenses and other liabilities	1,339	359	3,941	1,149	2,119	491

Total liabilities	434,561	30,868	883,450	192,250	265,863	112,007

Net assets	$208,174,096	$20,088,317	$487,805,378	$111,309,029	$281,225,298	$59,081,842

Net assets consist of:
Paid-in capital	$148,572,136	$17,476,691	$252,476,565	$79,873,070	$297,416,426	$54,769,929
Total distributable earnings	59,601,960	2,611,626	235,328,813	31,435,959	(16,191,128)	4,311,913

Net assets	$208,174,096	$20,088,317	$487,805,378	$111,309,029	$281,225,298	$59,081,842

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	11,221,294	2,252,818	14,538,640	4,351,353	27,829,328	4,667,731
Net asset value per share (offering and redemption price)	$18.55	$8.92	$33.55	$25.58	$10.11	$12.66

* Cost of Investments	$153,318,361	$17,079,302	$257,640,659	$81,892,496	$293,801,878	$53,407,434

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2023 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Investment Income:
Dividends*	$569,664	$66,747	$3,680,845	$642,692	$—	$875,237
Interest	196,280	10,902	583,679	396,656	3,846,798	104,956

Total investment income	765,944	77,649	4,264,524	1,039,348	3,846,798	980,193

Expenses:
Investment advisory fees (Note B)	682,370	63,291	1,622,501	353,143	692,587	246,705
Administrative fees	95,070	24,122	210,022	54,468	118,643	29,383
Accounting and transfer agent fees and expenses	81,036	36,333	193,113	63,383	109,988	44,151
Professional fees	35,362	4,233	89,255	23,218	51,268	10,631
Trustees’ fees and officer compensation (Note B)	49,631	5,170	129,772	31,226	71,075	17,674
Federal and state registration	20,197	11,562	31,578	17,944	18,488	13,329
Custody fees and expenses	10,126	3,283	24,967	6,655	14,968	14,120
Reports to shareholders	7,587	1,621	25,272	6,473	7,211	2,396
Other	3,124	293	9,300	2,347	6,429	658

Total expenses	984,503	149,908	2,335,780	558,857	1,090,657	379,047
Less, expense waiver and/or reimbursement (Note B)	(74,675)	(65,519)	(481,492)	(124,220)	(398,069)	(104,909)

Net expenses	909,828	84,389	1,854,288	434,637	692,588	274,138

Net investment income (loss)	(143,884)	(6,740)	2,410,236	604,711	3,154,210	706,055

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$3,923,295	$(382,995)	$1,626,186	$1,687,443	$(561,091)	$73,742
Foreign currency translation	—	—	—	—	—	(46,465)
Net change in unrealized appreciation (depreciation) on:
Investments	19,311,986	2,494,048	33,367,877	3,969,649	1,041,765	5,982,811
Foreign currency translation	37	25	129	45	—	5,921

Net Realized and Unrealized Gain (Loss)	23,235,318	2,111,078	34,994,192	5,657,137	480,674	6,016,009

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,091,434	$2,104,338	$37,404,428	$6,261,848	$3,634,884	$6,722,064

* Net of foreign taxes withheld and/or issuance fees	$5,579	$763	$9,005	$1,088	$—	$151,956

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations:
Net investment loss	$(143,884)	$(428,432)	$(6,740)	$(18,969)
Net realized gain (loss)	3,923,295	5,502,322	(382,995)	1,232,520
Net change in unrealized appreciation (depreciation)	19,312,023	(55,428,861)	2,494,073	(5,556,680)

Net increase (decrease) in net assets resulting from operations	23,091,434	(50,354,971)	2,104,338	(4,343,129)

Net Dividends and Distributions to Shareholders
Net investment income	—	—	—	—
Net realized gain on investments	—	(4,046,906)	—	(1,188,908)

Net Dividends and Distributions to Shareholders	—	(4,046,906)	—	(1,188,908)

Net increase (decrease) in net assets from Fund share transactions	15,043,732	(4,758,424)	2,750,303	6,411,090

Total increase (decrease) in net assets	38,135,166	(59,160,301)	4,854,641	879,053

Net Assets:
Beginning of period	170,038,930	229,199,231	15,233,676	14,354,623

End of period	$208,174,096	$170,038,930	$20,088,317	$15,233,676

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations:
Net investment income	$2,410,236	$4,330,522	$604,711	$1,209,936
Net realized gain	1,626,186	21,505,600	1,687,443	3,251,132
Net change in unrealized appreciation (depreciation)	33,368,006	(109,800,071)	3,969,694	(24,111,720)

Net increase (decrease) in net assets resulting from operations	37,404,428	(83,963,949)	6,261,848	(19,650,652)

Net Dividends and Distributions to Shareholders
Net investment income	—	(4,309,581)	(595,934)	(1,201,135)
Net realized gain on investments	—	(19,797,528)	—	(2,642,183)

Net Dividends and Distributions to Shareholders	—	(24,107,109)	(595,934)	(3,843,318)

Net increase (decrease) in net assets from Fund share transactions	(10,240,902)	26,016,554	(3,102,929)	(12,660,599)

Total increase (decrease) in net assets	27,163,526	(82,054,504)	2,562,985	(36,154,569)

Net Assets:
Beginning of period	460,641,852	542,696,356	108,746,044	144,900,613

End of period	$487,805,378	$460,641,852	$111,309,029	$108,746,044

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund		LKCM International Equity Fund

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations:
Net investment income	$3,154,210	$4,338,166	$706,055	$1,752,964
Net realized gain (loss)	(561,091)	(774,929)	27,277	(2,527,417)
Net change in unrealized appreciation (depreciation)	1,041,765	(20,329,448)	5,988,732	(10,863,054)

Net increase (decrease) in net assets resulting from operations	3,634,884	(16,766,211)	6,722,064	(11,637,507)

Net Dividends and Distributions to Shareholders:
Net investment income	(3,438,811)	(4,012,550)	—	(1,168,820)
Net realized gain on investments	—	(321,988)	—	(578,126)

Total Net Dividends and Distributions to Shareholders	(3,438,811)	(4,334,538)	—	(1,746,946)

Net increase (decrease) in net assets from Fund share transactions	5,642,681	742,557	7,350,737	2,889,320

Total increase (decrease) in net assets	5,838,754	(20,358,192)	14,072,801	(10,495,133)

Net Assets:
Beginning of period	275,386,544	295,744,736	45,009,041	55,504,174

End of period	$281,225,298	$275,386,544	$59,081,842	$45,009,041

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net Asset Value – Beginning of Period	$16.37		$21.54		$21.77		$16.78		$14.39		$18.44

Net investment loss	(0.01	)(1)	(0.04	)(1)	(0.08	)(1)	(0.02	)(1)	(0.02	)(1)	(0.03	)(2)
Net realized and unrealized gain (loss) on investments	2.19		(4.73)		3.23		5.85		3.29		(1.05)

Total from investment operations	2.18		(4.77)		3.15		5.83		3.27		(1.08)

Distributions from net realized gains	—		(0.40)		(3.38)		(0.84)		(0.88)		(2.97)

Total dividends and distributions	—		(0.40)		(3.38)		(0.84)		(0.88)		(2.97)

Net Asset Value – End of Period	$18.55		$16.37		$21.54		$21.77		$16.78		$14.39

Total Return	13.32%	(3)	-22.11%		14.49%		34.79%		22.70%		-5.70%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$208,174		$170,039		$229,199		$202,678		$180,682		$160,322
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.08%	(4)	1.07%		1.03%		1.07%		1.07%		1.08%
After expense waiver and/or reimbursement	1.00%	(4)	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.24)%	(4)	(0.30)%		(0.35)%		(0.20)%		(0.20)%		(0.25)%
After expense waiver and/or reimbursement	(0.16)%	(4)	(0.23)%		(0.32)%		(0.13)%		(0.13)%		(0.17)%
Portfolio turnover rate	17%	(3)	42%		42%		60%		63%		45%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Not Annualized.
(4)	Annualized.

	LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net Asset Value – Beginning of Period	$7.88		$10.97		$11.15		$9.09		$7.92		$10.60

Net investment loss	(0.00)	(1)(6)	(0.01)	(1)	(0.06)	(1)	(0.02)	(1)	(0.02)	(1)	(0.03)	(2)
Net realized and unrealized gain (loss) on investments	1.04		(2.43)		1.77		2.80		2.48		(0.93)

Total from investment operations	1.04		(2.44)		1.71		2.78		2.46		(0.96)

Distributions from net realized gains	—		(0.65)		(1.89)		(0.72)		(1.29)		(1.72)

Total dividends and distributions	—		(0.65)		(1.89)		(0.72)		(1.29)		(1.72)

Redemption fees	0.00	(3)	—		—		—		—		—

Net Asset Value – End of Period	$8.92		$7.88		$10.97		$11.15		$9.09		$7.92

Total Return	13.20%	(4)	-22.12%		15.37%		30.66%		31.05%		-8.89%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$20,088		$15,234		$14,355		$15,108		$12,590		$12,162
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.78%	(5)	1.80%		1.74%		1.98%		1.95%		1.75%
After expense waiver and/or reimbursement	1.00%	(5)	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.86)%	(5)	(0.92)%		(1.23)%		(1.25)%		(1.20)%		(1.05)%
After expense waiver and/or reimbursement	(0.08)%	(5)	(0.11)%		(0.49)%		(0.27)%		(0.25)%		(0.30)%
Portfolio turnover rate	19%	(4)	50%		50%		76%		68%		56%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Amount rounds to less than $0.005 per share.
(4)	Not Annualized.
(5)	Annualized.
(6)	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Equity Fund

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value – Beginning of Period	$30.99		$38.69	$33.74	$29.02	$23.34	$26.02

Net investment income	0.16	(1)	0.31 (1)	0.16 (1)	0.17 (1)	0.22 (1)	0.21
Net realized and unrealized gain (loss) on investments	2.40		(6.31)	7.43	6.44	6.75	(1.08)

Total from investment operations	2.56		(6.00)	7.59	6.61	6.97	(0.87)

Distributions from net investment income	—		(0.30)	(0.17)	(0.17)	(0.23)	(0.21)
Distributions from net realized gains	—		(1.40)	(2.47)	(1.72)	(1.06)	(1.60)

Total dividends and distributions	—		(1.70)	(2.64)	(1.89)	(1.29)	(1.81)

Redemption fees	—		0.00 (2)	—	—	—	—

Net Asset Value – End of Period	$33.55		$30.99	$38.69	$33.74	$29.02	$23.34

Total Return	8.26%	(3)	-15.44%	22.48%	22.83%	29.85%	-3.28%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$487,805		$460,642	$542,696	$449,653	$381,307	$308,667
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.01%	(4)	0.97%	0.96%	0.98%	0.99%	0.98%
After expense waiver and/or reimbursement	0.80%	(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.83%	(4)	0.74%	0.27%	0.37%	0.61%	0.56%
After expense waiver and/or reimbursement	1.04%	(4)	0.91%	0.43%	0.55%	0.80%	0.74%
Portfolio turnover rate	4%	(3)	11%	11%	10%	9%	16%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $0.005.
(3)	Not Annualized.
(4)	Annualized.

	LKCM Balanced Fund

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value – Beginning of Period	$24.29		$29.21	$26.76	$24.22	$21.07	$22.18

Net investment income	0.14	(1)	0.26 (1)	0.20 (1)	0.24 (1)	0.27 (1)	0.23
Net realized and unrealized gain (loss) on investments	1.29		(4.30)	3.54	3.42	4.32	(0.70)

Total from investment operations	1.43		(4.04)	3.74	3.66	4.59	(0.47)

Distributions from net investment income	(0.14)		(0.27)	(0.20)	(0.24)	(0.27)	(0.23)
Distributions from net realized gains	—		(0.61)	(1.09)	(0.88)	(1.17)	(0.41)

Total dividends and distributions	(0.14)		(0.88)	(1.29)	(1.12)	(1.44)	(0.64)

Redemption fees	—		0.00 (2)	—	—	—	—

Net Asset Value – End of Period	$25.58		$24.29	$29.21	$26.76	$24.22	$21.07

Total Return	5.89%	(3)	-13.84%	14.01%	15.28%	21.85%	-2.15%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$111,309		$108,746	$144,901	$125,507	$103,825	$85,907
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.03%	(4)	0.99%	0.96%	0.99%	1.00%	1.00%
After expense waiver and/or reimbursement	0.80%	(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.88%	(4)	0.82%	0.53%	0.78%	0.95%	0.83%
After expense waiver and/or reimbursement	1.11%	(4)	1.01%	0.69%	0.97%	1.15%	1.03%
Portfolio turnover rate	6%	(3)	13%	11%	18%	17%	17%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $0.005.
(3)	Not Annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value – Beginning of Period	$10.10		$10.87	$11.19		$10.92	$10.47	$10.68

Net investment income	0.11	(1)	0.16 (1)	0.15	(1)	0.19 (1)	0.25 (1)	0.24
Net realized and unrealized gain (loss) on investments	0.02		(0.77)	(0.32)		0.27	0.45	(0.21)

Total from investment operations	0.13		(0.61)	(0.17)		0.46	0.70	0.03

Distributions from net investment income	(0.12)		(0.15)	(0.15)		(0.19)	(0.25)	(0.24)
Distributions from net realized gains	—		(0.01)	(0.00	)(2)	—	—	—

Total dividends and distributions	(0.12)		(0.16)	(0.15)		(0.19)	(0.25)	(0.24)

Redemption fees	0.00	(2)	—	—		—	—	—

Net Asset Value – End of Period	$10.11		$10.10	$10.87		$11.19	$10.92	$10.47

Total Return	1.33%	(3)	-5.63%	-1.54%		4.29%	6.70%	0.26%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$281,225		$275,387	$295,745		$289,857	$275,917	$249,286
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.79%	(4)	0.79%	0.78%		0.79%	0.79%	0.78%
After expense waiver and/or reimbursement	0.50%	(4)	0.50%	0.50%		0.50%	0.50%	0.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.99%	(4)	1.25%	1.05%		1.46%	2.02%	1.96%
After expense waiver and/or reimbursement	2.28%	(4)	1.54%	1.33%		1.75%	2.31%	2.24%
Portfolio turnover rate	13%	(3)	21%	31%		46%	37%	23%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(2)	Less than $(0.005).
(3)	Not Annualized.
(4)	Annualized.

	LKCM International Equity Fund

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		May 1, 2019(1) through December 31, 2019
Net Asset Value – Beginning of Period	$11.08		$14.50	$12.44	$10.89		$10.00

Net investment income(2)	0.16		0.45	0.10	0.03		0.02
Net realized and unrealized gain on investments	1.42		(3.42)	2.14	1.54		0.88

Total from investment operations	1.58		(2.97)	2.24	1.57		0.90

Distributions from net investment income	—		(0.30)	(0.08)	(0.02)		(0.01)
Distributions from return of capital	—		—	—	(0.00	)(3)	—
Distributions from net realized gains	—		(0.15)	(0.10)	—		(0.00	)(3)

Total dividends and distributions	—		(0.45)	(0.18)	(0.02)		(0.01)

Net Asset Value – End of Period	$12.66		$11.08	$14.50	$12.44		$10.89

Total Return	14.26%	(4)	-20.51%	18.00%	14.45%		8.97%	(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$59,082		$45,009	$55,504	$32,295		$10,645
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.39%	(5)	1.45%	1.40%	1.88%		4.09%	(5)
After expense waiver and/or reimbursement	1.00%	(5)	1.00%	1.00%	1.00%		1.00%	(5)
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	2.19%	(5)	3.35%	0.29%	(0.55)%		(2.76)%	(5)
After expense waiver and/or reimbursement	2.58%	(5)	3.80%	0.69%	0.33%		0.33%	(5)
Portfolio turnover rate	6%	(4)	26%	15%	6%		2%	(4)

(1)	Commencement of operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(3)	Less than $(0.005).
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) JUNE 30, 2023

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of June 30, 2023, six of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Equity Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), May 2, 2011 (LKCM Small-Mid Cap Equity Fund) and May 1, 2019 (LKCM International Equity Fund). The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund previously had two share classes—Institutional Class shares and Adviser Class shares. The Board of Trustees of the Trust approved the (i) liquidation and termination of Adviser Class shares of the LKCM Small Cap Equity Fund, which took place on October 31, 2018, and (ii) termination of Adviser Class shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund, which had not commenced operations and had no assets or shareholders, on September 24, 2018. Each Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $0.8 billion and $7 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $2 billion and $20 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. Government fixed income securities. The LKCM International Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of non-U.S. companies and invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures contracts and options on futures contracts are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value. Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act of 1940, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available” for purposes of the Investment Company Act of 1940, the threshold for determining whether a security must be fair valued. The Valuation Rule permits a Fund’s board to designate the Funds’ investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Adviser as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule. The Adviser may value securities at fair value in good faith pursuant to the Adviser’s and the Fund’s procedures. The Adviser may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities. For foreign securities held by the LKCM International Equity Fund, such fair value prices generally will be based on such independent pricing services’ proprietary multi-factor models that measure movements in relevant indices, market indicators or other factors between the time the relevant foreign markets have closed and the time a Fund calculates its net asset value, and therefore may differ from quoted or official closing prices for such foreign securities in such foreign markets.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2023, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$194,786,166	$—	$0 (1)	$194,786,166
Short-Term Investments	13,590,560	—	—	13,590,560

Total Investments*	$208,376,726	$—	$0	$208,376,726

LKCM Small-Mid Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$19,317,878	$—	$—	$19,317,878
REITs	198,034	—	—	198,034
Short-Term Investment	564,747	—	—	564,747

Total Investments*	$20,080,659	$—	$—	$20,080,659

LKCM Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$453,117,625	$—	$—	$453,117,625
Short-Term Investments	34,992,878	—	—	34,992,878

Total Investments*	$488,110,503	$—	$—	$488,110,503

LKCM Balanced Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$77,917,829	$—	$—	$77,917,829
Corporate Bonds	—	32,150,979	—	32,150,979
Short-Term Investment	1,115,904	—	—	1,115,904

Total Investments*	$79,033,733	$32,150,979	$—	$111,184,712

LKCM Fixed Income Fund

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$175,077,926	$—	$175,077,926
U.S. Government Issues	—	26,837,492	—	26,837,492
U.S. Government Sponsored Entities	—	74,072,158	—	74,072,158
Short-Term Investment	2,918,330	—	—	2,918,330

Total Investments*	$2,918,330	$275,987,576	$—	$278,905,906

LKCM International Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,019,060	$51,552,950	$—	$52,572,010
Preferred Stock	—	892,133	—	892,133
Short-Term Investments	5,467,868	—	—	5,467,868

Total Investments*	$6,486,928	$52,445,083	$—	$58,932,011

(1)	Level 3 security valued at $0.
*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period. Below is a reconciliation of Level 3 assets held by the LKCM Small Cap Equity Fund for which significant observable inputs were used to determine fair value.

Level 3
Description	Common Stocks
Balance as of December 31, 2022	$0	(1)
Purchases	—
Sales proceeds	—
Accreted discounts, net
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Transfers into/(out of) Level 3	—

Balance as of June 30, 2023	$0	(1)

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at June 30, 2023	$—

(1)	Level 3 security valued at $0.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund and LKCM International Equity Fund generally intend to declare and pay income dividends and distribute net capital gains, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to declare and pay income dividends on a quarterly basis and distribute net capital gains, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Funds reasonably expect cannot be sold or disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through May 1, 2024 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses.

For the six months ended June 30, 2023, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Annual Management Fee Rate	0.75%	0.75%	0.70%	0.65%	0.50%	0.90%
Annual Cap on Expenses	1.00%	1.00%	0.80%	0.80%	0.50%	1.00%
Fees Waived and/or Expenses Reimbursed in 2023	$74,675	$65,519	$481,492	$124,220	$398,069	$104,909

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC (“Quasar”), the Trust’s principal underwriter.

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which each Fund may pay an annualized fee of up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At June 30, 2023, there was an unlimited number of shares of beneficial interest, no par value, authorized, for each Fund. The following tables summarize the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Six Months Ended June 30, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	1,074,189	$19,225,153	268,696	$4,860,344
Shares issued to shareholders in reinvestment of distributions	—	—	239,058	3,824,933
Shares redeemed	(242,212)	(4,181,421)	(756,918)	(13,443,701)

Net increase (decrease)	831,977	$15,043,732	(249,164)	$(4,758,424)

Shares Outstanding:
Beginning of period	10,389,317		10,638,481

End of period	11,221,294		10,389,317

LKCM Small-Mid Cap Equity Fund
	Six Months Ended June 30, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	426,215	$3,665,779	629,277	$6,667,954
Shares issued to shareholders in reinvestment of distributions	—	—	113,644	879,607
Shares redeemed	(106,726)	(907,873)	(118,488)	(1,137,248)
Redemption fee		34		777

Net increase (decrease)	319,488	$2,757,940	624,433	$6,411,090

Shares Outstanding:
Beginning of period	1,933,330		1,308,897

End of period	2,252,818		1,933,330

LKCM Equity Fund
	Six Months Ended June 30, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	355,745	$11,366,074	931,290	$31,576,631
Shares issued to shareholders in reinvestment of distributions	—	—	753,789	23,073,476
Shares redeemed	(680,627)	(21,606,976)	(847,249)	(28,634,881)
Redemption fee		—		1,328

Net increase	(324,882)	$(10,240,902)	837,830	$26,016,554

Shares Outstanding:
Beginning of period	14,863,522		14,025,692

End of period	14,538,640		14,863,522

LKCM Balanced Fund
	Six Months Ended June 30, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	65,427	$1,617,470	327,143	$8,655,073
Shares issued to shareholders in reinvestment of distributions	23,200	579,195	153,835	3,734,574
Shares redeemed	(214,398)	(5,299,595)	(964,808)	(25,051,598)
Redemption fee		—		1,352

Net increase (decrease)	(125,771)	$(3,102,929)	(483,828)	$(12,660,599)

Shares Outstanding:
Beginning of period	4,477,125		4,960,953

End of period	4,351,353		4,477,125

LKCM Fixed Income Fund
	Six Months Ended June 30, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	1,092,231	$11,104,971	1,965,505	$20,344,434
Shares issued to shareholders in reinvestment of distributions	312,072	3,159,527	389,925	3,975,171
Shares redeemed	(846,009)	(8,621,917)	(2,293,487)	(23,577,048)
Redemption fee	—	100	—	—

Net increase	558,293	$5,642,681	61,943	$742,557

Shares Outstanding:
Beginning of period	27,271,035		27,209,092

End of period	27,829,328		27,271,035

LKCM International Equity Fund
	Six Months Ended June 30, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	677,411	$8,244,100	256,486	$3,210,994
Shares issued to shareholders in reinvestment of distributions	—	—	118,702	1,305,719
Shares redeemed	(72,450)	(893,408)	(139,743)	(1,627,393)

Net increase	604,961	$7,350,693	235,445	$2,889,320

Shares Outstanding:
Beginning of period	4,062,770		3,827,325

End of period	4,667,731		4,062,770

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2023 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$38,526,235	$—	$30,106,755
LKCM Small-Mid Cap Equity Fund	—	5,924,295	—	3,135,853
LKCM Equity Fund	—	19,145,052	—	34,668,621
LKCM Balanced Fund	—	6,046,362	—	9,452,153
LKCM Fixed Income Fund	11,014,629	30,424,419	6,472,434	29,257,408
LKCM International Equity Fund	—	8,320,638	—	3,083,292

E.    Tax Information:    At December 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Tax cost	$134,619,968	$14,723,319	$263,519,515	$83,304,288	$289,500,155	$45,347,950

Gross unrealized appreciation	$43,615,034	$2,291,138	$211,429,146	$29,915,795	$195,082	$4,411,280
Gross unrealized depreciation	(7,899,064)	(1,780,691)	(14,327,072)	(4,593,190)	(16,132,819)	(4,873,799)

Net unrealized appreciation	$35,715,970	$510,447	$197,102,074	$25,322,605	$(15,937,737)	$(462,519)

Undistributed ordinary income	—	—	20,898	8,786	325,465	580,288
Undistributed long-term capital gain	794,556	—	801,412	438,654	—	—

Distributable earnings	$794,556	$—	$822,310	$447,440	$325,465	$580,288

Other accumulated losses	—	—	—	—	(774,929)	(2,527,964)

Total distributable earnings	$36,510,526	$510,447	$197,924,384	$25,770,045	$(16,387,201)	$(2,410,195)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2022, the capital loss carryforwards were as follows:

	Short-Term	Long-Term
LKCM Fixed Income Fund	$386,149	$388,780
LKCM International Equity Fund	197,862	2,330,102

The tax components of dividends paid during the periods shown below for the Funds were as follows:

	Six Months Ended June 30, 2023		Year Ended December 31, 2022
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$—	$4,046,906
LKCM Small-Mid Cap Equity Fund	—	—	—	1,188,908
LKCM Equity Fund	—	—	4,309,581	19,797,528
LKCM Balanced Fund	587,152	—	1,201,135	2,642,183
LKCM Fixed Income Fund	3,113,351	—	4,012,701	321,837
LKCM International Equity Fund	—	—	1,168,837	578,109

The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2022 in determining undistributed net capital gains as of December 31, 2022.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2019 through December 31, 2022 (LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund) and December 31, 2021 through December 31, 2022 (LKCM International Equity Fund). There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2022. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Other Matters:    Investing in the Funds involves risks and the potential loss of all or a portion of your investment. Each Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors that affect markets in general, including geopolitical, regulatory, market and economic developments and other developments that impact specific economic sectors, industries, companies and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in a Fund. Geopolitical and other events, including war, such as the current war between Russia and Ukraine, tensions and other conflicts between nations, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed income markets. Russia’s military invasion of Ukraine, the responses and sanctions by the United States and other countries, and the potential for wider conflict, have had and continue to have severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. Other events that have led to recent market disruptions and turbulence include the pandemic spread of the novel coronavirus known as COVID-19 and its variants, the duration and full effects of which are still uncertain. In addition, policy changes by the U.S. Government, the U.S. Federal Reserve and/or foreign governments and political events within the U.S. and abroad may cause increased volatility in financial markets, affect investor and consumer confidence and adversely impact the broader financial markets and economy, perhaps suddenly and to a significant degree. Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022 the Federal Reserve and certain foreign central banks began to increase interest rates to address rising inflation. Increases in interest rates have led and could continue to lead to market volatility or reduced liquidity in certain sectors of the market. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. The foregoing may adversely affect, among other things, the value and liquidity of a Fund’s investments, a Fund’s ability to satisfy redemption requests, a Fund’s financial and operational performance, and/or the value of your investment in a Fund.

G.    Subsequent Events:    In preparing these financial statements, management has evaluated the Funds’ related events and transactions that occurred subsequent to June 30, 2023 through the date the financial statements were issued and has determined that there were no significant subsequent events requiring recognition or disclosure in the financial statements.

H.    Other Regulatory Matters:    In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments have a compliance date of July 24, 2024. Management is evaluating the impact of the amendments on the content of the Funds’ shareholder reports.

LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2023 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Form Part F of Form N-PORT may also be obtained by calling toll-free 1-800-688-LKCM.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM SMALL CAP EQUITY FUND, LKCM

SMALL-MID CAP EQUITY FUND, LKCM EQUITY FUND, LKCM

BALANCED FUND, LKCM FIXED INCOME FUND AND LKCM

INTERNATIONAL EQUITY FUND

(Unaudited)

Introduction. At a meeting held on February 28, 2023, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds, on behalf of the LKCM Small Cap Equity Fund (the “Small Cap Equity Fund”), LKCM Small-Mid Cap Equity Fund (the “Small-Mid Cap Equity Fund”), LKCM Equity Fund (the “Equity Fund”), LKCM Balanced Fund (the “Balanced Fund”), LKCM Fixed Income Fund (the “Fixed Income Fund”) and LKCM International Equity Fund (the “International Equity Fund” and collectively, the “Funds”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark index, peer groups of funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”) and Lipper, Inc. (“Lipper”) and an account managed by LKCM pursuant to similar investment strategies (“Similar Account”) or a composite (“Composite”) of Similar Accounts; (3) the contractual advisory fee rate, actual advisory fee rate and net expense ratio of each Fund, how those compared to a peer group of funds compiled by Broadridge, and how each applicable Fund’s contractual advisory fee rate compared to the Similar Accounts; (4) the costs of services provided to the Funds and the profitability of LKCM with respect to such services; (5) the extent to which economies of scale would be realized by LKCM as a Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Funds. The Board did not identify any single factor or item of information as controlling, and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the renewal of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, reports relating to each Fund’s performance and expenses, information regarding the Similar Accounts, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review the Funds’ performance and expenses and various aspects of the Funds’ operations.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement. The Board considered that LKCM was established in 1979 and provides investment management services to private funds, foundations, endowments, pension plans, trusts, estates, high net worth individuals and other clients. The Board recognized that LKCM is responsible for managing the Funds, including identifying investments for the Funds, monitoring the Funds’ investment programs, executing trades and overseeing the Funds’ performance and compliance with applicable rules and regulations and the Funds’ investment policies. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Funds. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client services. The Board reviewed information regarding the portfolio managers and other key personnel who provide services to each Fund and considered LKCM’s representation that the firm historically has experienced low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Funds by LKCM, including LKCM’s oversight of the Funds’ day-to-day operations. The Board considered the quality of LKCM’s compliance personnel. In addition, the Board considered LKCM’s summary of its oversight of the Funds’ key service providers. The Board also considered LKCM’s description of its best execution practices and noted LKCM’s representation that its soft-dollar and commission-sharing arrangements for client transactions (including those for the Funds) comply with the requirements of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Funds. The Board considered the performance of each Fund compared to the Fund’s benchmark index (“benchmark”), peer groups of funds compiled by Broadridge and Lipper, and a Lipper peer group index (“Lipper Index”) for various time periods ended December 31, 2022. Additionally, the Board considered LKCM’s discussion of each Fund’s performance.

The Board noted LKCM’s representation that its investment strategy for the Funds focuses on investments in higher quality companies that meet LKCM’s stringent investment criteria, which LKCM believes have not been characteristics that have driven the performance of certain funds’ benchmarks in prior years, and considered that these factors had affected the performance of the Small Cap Equity Fund and Small-Mid Cap Equity Fund during the longer-term periods ended December 31, 2022. The Board also considered certain additional factors cited by LKCM as contributing to or detracting from a Fund’s performance during the prior year.

The Board noted that the Small Cap Equity Fund outperformed its benchmark, the Russell 2000 Index, and its Lipper Index for the three-year, five-year and since-inception periods, but underperformed its benchmark and its Lipper Index for the one-year and ten-year periods.

The Board noted that the Small-Mid Cap Equity Fund outperformed its benchmark, the Russell 2500 Index, for the three-year and five-year periods, but underperformed its benchmark for the one-year, ten-year, and since-inception periods. The Board also noted that the Small-Mid Cap Equity Fund outperformed its Lipper Index for the five-year period, but underperformed its Lipper Index for the one-year, three-year, ten-year and since-inception periods.

The Board noted that the Equity Fund outperformed its benchmark, the S&P 500 Index, for the one-year, three-year, and five-year periods, but underperformed its benchmark for the ten-year and since-inception periods. The Board also noted that the Equity Fund outperformed its Lipper Index for the one-year, three-year, five-year and since-inception periods, but underperformed its Lipper Index for the ten-year period.

The Board noted that the Balanced Fund outperformed its benchmark, the S&P 500 Index, for the one-year period, but underperformed its benchmark for the three-year, five-year, ten-year and since-inception periods. The Board also noted that the Balanced Fund outperformed the Bloomberg U.S. Intermediate Government/Credit Bond Index for the three-year, five-year, ten-year and since-inception periods, but underperformed the Bloomberg U.S. Intermediate Government/Credit Bond Index for the one-year period. The Board also compared the Balanced Fund’s performance to a custom blended index that reflected the Fund’s historical allocation to equity and fixed income securities (“Blended Index”). The Board noted that the Balanced Fund outperformed the Blended Index for the one-year and since-inception periods, but underperformed the Blended Index for the three-year, five-year and ten-year periods. The Board also noted that the Balanced Fund outperformed its Lipper Index for all relevant periods.

The Board noted that the Fixed Income Fund outperformed its benchmark, the Bloomberg U.S. Intermediate Government/Credit Bond Index, for the one-year and three-year periods, but underperformed its benchmark for the five-year, ten-year and since-inception periods. The Board noted that the Fixed Income Fund outperformed its Lipper Index for the one-year and since-inception periods, but underperformed its Lipper Index for the three-year, five-year and ten-year periods.

The Board noted that the International Equity Fund outperformed its benchmark, the MSCI EAFE Index, and its Lipper Index for the three-year and since-inception periods, but underperformed its benchmark and its Lipper Index for the one-year period.

The Board also considered the performance of each Fund against its Similar Account or Composite, as applicable. The Board considered LKCM’s explanation that underperformance, if any, generally was attributable to tax considerations attendant to the management of a Fund that do not apply to non-taxable portfolios included in the Composite as well as the timing of cash flows resulting from shareholder purchases and redemptions. In the case of the International Equity Fund, the Board also considered LKCM’s explanation that the Fund’s underperformance relative to a private investment partnership was attributable to the timing of cash flows associated with the investment of Fund assets, as the Fund realized net subscriptions during the past two years.

Fees and Expenses. The Board considered each Fund’s contractual advisory fee rate, effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements), total expense ratio and net expense ratio (the total expense ratio, including Rule 12b-1 fees and non-Rule 12b-1 service fees, after fee waivers and/or expense reimbursements). The Board also considered that LKCM had implemented fee waivers and expense caps for each Fund through May 1, 2023, and that LKCM intended to contractually agree to continue the current fee waiver through May 1, 2024.

The Board compared the contractual advisory fee rate, effective advisory fee rate and net expense ratio of each Fund to a category of similar funds compiled by Broadridge (“Expense Group”) and a broader category comprised of the Fund, the Expense Group and other similar retail funds (“Expense Universe”). The Broadridge reports did not include a comparison of a Fund’s contractual advisory fee rate relative to the Expense Universe. For the Expense Group, contractual advisory fee rates were compared at a Fund’s asset level and did not include the Funds’ administrative expenses. The first quartile in an Expense Group and Expense Universe represents those funds with the lowest fees or expenses.

The Board generally considered that, although certain of the Funds’ contractual advisory fee rates are higher than those of their peers, the expense cap arrangements generally cause the Funds’ effective advisory fee rates and overall net expense ratios to be lower than, or in line with, those of their peers.

The Board noted that the contractual advisory fee rate for the Small Cap Equity Fund was in the first quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and in the second quartile of its Expense Universe. The Board also considered that the Small Cap Equity Fund’s net expense ratio was in the first quartile of its Expense Group and in the second quartile of its Expense Universe. In this case, the Small Cap Equity Fund’s contractual advisory fee rate was lower than the median of its Expense Group, and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the Small-Mid Cap Equity Fund was in the first quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the Small-Mid Cap Equity Fund’s net expense ratio was in the first quartile of its Expense Group and in the second quartile of its Expense Universe. In this case, the Small-Mid Cap Equity Fund’s contractual advisory fee rate was lower than the median of its Expense Group, and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the Equity Fund was in the first quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and in the second quartile of its Expense Universe. The Board also considered that the Equity Fund’s net expense ratio was in the first quartile of its Expense Group and in the second quartile of its Expense Universe. In this case, the Equity Fund’s contractual advisory fee rate was lower than the median of its Expense Group, and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the Balanced Fund was in the first quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the Balanced Fund’s net expense ratio was in the first quartile of its Expense Group and in the second quartile in its Expense Universe. In this case, the Balanced Fund’s contractual advisory fee rate was lower than the median of its Expense Group, and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the Fixed Income Fund was in the fourth quartile of its Expense Group and the Fund’s effective advisory fee rate was in the second quartile of its Expense Group and in the first quartile of its Expense Universe. The Board also considered that the Fixed Income Fund’s net expense ratio was in the first quartile of its Expense Group and Expense Universe. In this case, the Fixed Income Fund’s contractual advisory fee rate was higher than the median of its Expense Group and its effective advisory fee rate and net expense ratio were lower than the median of its Expense Group and Expense Universe, as applicable.

The Board noted that the contractual advisory fee rate for the International Equity Fund was in the fourth quartile of its Expense Group and the Fund’s effective advisory fee rate was in the first quartile of its Expense Group and Expense Universe. The Board also considered that the International Equity Fund’s net expense ratio was in the second quartile of its Expense Group and in the third quartile of its Expense Universe. In this case, the International Equity Fund’s contractual advisory fee rate was higher than the median of its Expense Group, its effective advisory fee rate was lower than the median of its Expense Group and Expense Universe, and its net expense ratio was lower than the median of its Expense Group and higher than the median of its Expense Universe.

The Board also considered the advisory fee rates generally charged by LKCM to Similar Accounts and noted LKCM’s explanation that the fee rates charged by LKCM to the Funds and its Similar Accounts differ primarily as a result of the greater regulatory, compliance and related expenses incurred by LKCM in providing investment management services to the Funds as compared to the Similar Accounts.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Funds and the profitability of LKCM. The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years net of fee waivers and reimbursed expenses. The Board also reviewed the estimated profit and loss analysis provided by LKCM on a Fund-by-Fund basis for the past calendar year, before and after any distribution payments made by LKCM. The Board noted that, during the year, LKCM had capped the Funds’ net expense ratios and facilitated the distribution of the Funds. With respect to economies of scale, the Board considered that the Funds generally benefit from competitive effective advisory fee rates and net expense ratios despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Funds’ advisory fee rate schedules, LKCM waives fees and/or reimburses expenses to maintain the Funds’ effective advisory fee rates and net expense ratios at competitive levels.

Benefits Derived by LKCM from Its Relationship with the Funds. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Funds. The Board noted that LKCM believes that both LKCM and the Funds benefit from LKCM’s soft-dollar and commission-sharing arrangements, which enhance the level of research that LKCM is able to perform on the Funds’ portfolio companies. The Board also noted that LKCM believes its relationship with the Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional and other investors, consultants and other members of the financial community. The Board considered the potential indirect benefits to LKCM of this recognition, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Funds.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Funds; and (3) approved the renewal of the Agreement with respect to the Funds.

ANNUAL REPORT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), LKCM Funds (the “Trust”) has adopted a liquidity risk management program (“Program”). The Program sets forth the Trust’s policies and procedures with respect to the management of liquidity risk for the separate series of the Trust (each, a “Fund”). Liquidity risk is generally defined as the risk that a Fund could not meet a request to redeem shares issued by the Fund without significant dilution of the interest of the remaining shareholders of the Fund.

As required by the Liquidity Rule, the Program addresses: (1) the assessment, management and periodic review of each Fund’s liquidity risk; (2) the liquidity classification of each Fund’s portfolio investments as a highly liquid, moderately liquid, less liquid or illiquid investment; (3) the determination of a highly liquid investment minimum (“HLIM”) for a Fund that does not primarily hold highly liquid investments, and procedures to respond to a shortfall in a Fund’s HLIM; (4) a limitation on each Fund’s investment in illiquid investments of 15% of the Fund’s net assets; and (5) redemptions in kind.

The Trust’s board of trustees (“Board”) has reviewed and approved the Program. The Board has designated Luther King Capital Management Corporation (“LKCM”), the Trust’s investment adviser, as the Program administrator (“Administrator”) with responsibility for administering the Program.

At a meeting of the Board held on May 23, 2023, the Board reviewed a written report (“Report”) from the Administrator addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation, for the period April 1, 2022 through March 31, 2023 (the “Reporting Period”). The Report reflected that each Fund was invested primarily in highly liquid assets and had sufficient cash flows to manage its liquidity requirements, and no liquidity events impacting a Fund’s ability to timely meet redemption requests occurred during the Reporting Period. The Report stated that no material changes had been made to the Program during the Reporting Period, and concluded that the Program continues to be adequate and effective in managing the Funds’ potential liquidity risks and otherwise maintaining compliance with the Liquidity Rule.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	Richard J. Howell Trustee	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Larry J. Lockwood Chairman of the Board of Trustees	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee	Mauricio Rodriguez Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

LKCM Aquinas Catholic Equity Fund

Semi-Annual Report

June 30, 2023

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Catholic Equity Fund for indicated periods ended June 30, 2023:

Fund	Inception Date	NAV @ 6/30/23	Net Expense Ratio*,**	Gross Expense Ratio**	Six Month Total Return Ended 6/30/23	One Year Total Return Ended 6/30/23	Five Year Average Annualized Return Ended 6/30/23	Ten Year Average Annualized Return Ended 6/30/23	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Catholic Equity Fund(1)	07/11/2005	$16.39	1.00%	1.45%	8.90%	11.52%	9.94%	9.89%	8.28%
S&P 500® Index(2)					16.89%	19.59%	12.31%	12.86%	9.68%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. Returns would have been lower if Luther King Capital Management Corporation, the Funds’ investment adviser, had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. The performance data does not reflect the deduction of the redemption fee. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain an expense ratio of 1.00% per annum through May 1, 2024. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance, which is based on the net expense ratio, reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. LKCM waived management fees and/or reimbursed expenses for the Fund during the six months ended June 30, 2023.

**	Expense ratios above are as reported in the Fund’s current prospectus dated May 1, 2023. Expense ratios reported for other periods in the financial highlights of this report may differ.
***

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. The LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the LKCM Aquinas Catholic Equity Fund. The performance shown prior to August 1, 2016 is that of the LKCM Aquinas Value Fund.

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). Immediately after the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

Note: The index defined above is not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H2023 Review

The key domestic economic themes remained largely unchanged during the first half of 2023. Households appear to have exceptionally healthy balance sheets. We believe the self-sustaining cycle of employment, income, and spending are supporting economic growth. A recent spate of stronger economic readings appears to have allayed recession fears gauging from the recent uptick in investor sentiment and positive equity market returns. The Federal Reserve has seemingly delivered an appropriate amount of monetary tightening via higher interest rates to trigger disinflation. However, there appears to be some debate among members of the Federal Open Market Committee (“FOMC”) as to the economic impact of past interest rates hikes. This debate raises the important question of whether the economy will experience the true impact of monetary tightness or more tightening will be required to reduce inflation to the Federal Reserve’s stated target of 2.0%.

We believe the severe economic downturn which would have accompanied the pandemic lockdown was short circuited by massive policy stimulus. This action fueled a boom in cryptocurrencies, equity markets, real estate, and ultimately inflation. The boom then had to be countered by the current restrictive monetary policy. The Federal Reserve has tightened monetary policy at the fastest pace in four decades and the money supply is contracting for the first time since the 1940s. Reflexively, the financial dominos have fallen in the same order in which they rose with the declines in cryptocurrencies, compression of equity market values, and softer home prices last year. We believe the final step in this sequence should be the retreat of high inflation. We believe the battle against inflation has made significant progress, although official victory may yet be a year away because of the manner in which shelter inflation is measured. We believe this elevates the risk of a “policy mistake” by the Federal Reserve to the extent it believes there is much more work to be done to fight inflation.

Ironically, we think that the U.S. economy may be its most vulnerable at the time investors believe the Federal Reserve has engineered a “soft landing,” or defeating inflation while avoiding a recession. As aggregate demand declines, generally contributing to lower inflation,

2

we believe the risk of an overshoot on monetary policy rises. Thus, falling demand could eventually lead to rising unemployment. Recessions are notoriously difficult to forecast. We believe a key reason that recessions are often challenging to predict is that significant economic imbalances elicit non-linear behavior. It is similar to the observation of how a business goes bankrupt: very slowly and then all at once. Unemployment generally behaves similarly in an economic downturn, in that it historically rises very slowly, then very suddenly.

We believe the U.S. economy has been very resilient to these interest rate hikes. Over the span of fourteen months beginning in March of last year, the Federal Reserve raised its benchmark interest rate by 5.0%. This increase is the fastest pace of monetary tightening in four decades. Market rates of interest have climbed higher in response. The “prime” borrowing rate at banks is now 8.25%, up from 3.25% last March. Americans are currently paying approximately 20.1% interest on their credit card balances compared with approximately 14.6% a year ago. The interest rate on new 30-year fixed rate mortgages has more than doubled to over approximately 7.0% from the low that sparked a re-financing boom in 2020-2021.

Monetary policy is generally accepted to act with a “long and variable lag.” Federal Reserve Chair Jerome Powell emphasized this important point in his November 2022 press conference. We believe that one reason for the lag is that many transactions have prices (which affect inflation) and quantities (which affect employment and output) agreed upon well in advance. We believe a key tenet to the recession case is that the U.S. economy should just now be feeling the constrictive effect of higher interest rates, fifteen months removed from the first interest rate hike.

Some policy makers have raised the question whether the U.S. economy is perhaps less interest rate sensitive than it has been in the past. Lorie Logan, Dallas Federal Reserve Bank President, recently remarked, “Some people say a lot of further cooling is in store from lagged consequences of the rate increases the FOMC has already made over the past year and a half. I’m skeptical about the potential for large additional effect from this channel.” Her conclusion was that “The continuing outlook for above-target inflation and a stronger-than-expected labor market calls for more-restrictive monetary policy.” In our view, the greatest economic risk is persistently elevated wage growth which typically brings further monetary tightening.

The Federal Reserve tends to break inflation into three components: goods, services (excluding shelter), and shelter. This decomposition of inflation generally leads to three very different narratives. Goods inflation (excluding food and energy) appears to have evaporated as the pandemic induced consumption binge has faded and supply chains have been repaired, with prices rising only approximately 0.45% year-over-year in May 2023. Services (excluding shelter) fell sharply to approximately 4.2% in April 2023 from approximately 5.2% in June 2022. The most significant driver of services (excluding shelter) in our view is wage growth which remains strong at approximately 4.4%. However, a leading indicator of wage growth, the number of workers that voluntarily “quit” their job, has receded which suggests wage growth should continue to decline.

We believe the Federal Reserve is going to be reluctant to declare victory too early in its battle with inflation. However, following ten consecutive interest rate hikes the Federal Reserve chose to leave its benchmark interest rate unchanged at the June 2023 meeting. We believe the greatest concern for the FOMC is likely the trajectory of wages. We think that if inflation were to stall around the current 4.1% level, it would likely be the result of the very tight labor market continuing to place upward pressure on worker pay. As a result, employment data is generally being viewed with heightened interest by investors. One strong employment reading in early July 2023 sent the yield on the 10-year Treasury back above 4.0% as bond investors appeared to anticipate a resumption of interest rate hikes at the July 2023 FOMC meeting.

The performance of the equity markets during the first half of 2023 was driven primarily by a relatively small number of companies. At the close of the first half of 2023 it would have cost just over $3 trillion to purchase all the outstanding shares of Apple – a new high-water mark for a single publicly traded company. This value of Apple stock surpassed the combined value of three of the S&P 500® Index’s eleven sectors (Materials, Real Estate, and Utilities). Further, Apple alone represented approximately 7.4% of the S&P 500® Index at the end of the first half of 2023, while the ten largest companies in the S&P 500® Index constituted approximately 34.7% of the benchmark on such date (Apple, Microsoft, Alphabet, Amazon.com, NVDIA, Tesla, Berkshire Hathaway, Meta, Visa, and UnitedHealth). The S&P 500® Index is a “capitalization weighted” index which emphasizes the movements of the market values of its largest constituents. As Apple and its other large technology-related cousins have grown in value, they have exerted outsized influence on the performance of the S&P 500® Index. Seven companies accounted for nearly three quarters of the return in the S&P 500® Index during the first half of the year, while the remaining 493 companies produced roughly one quarter of the index’s return. The “average” stock in the S&P 500® Index returned approximately 7.0% during the first half of the year, although almost all the gains occurred during June 2023 as the equal weighted S&P 500® Index was negative for the year at the end of May 2023.

We believe the handful of technology-related companies that have led the market higher this year have done so for a variety of reasons. First, growth stocks have generally outperformed value stocks when the economy is slowing. In our view this rotation is particularly acute given the dramatic outperformance of value stocks last year. Second, earnings growth for many of these leading companies generally is higher than the broader market. Finally, and most importantly, we observe that Generative Artificial Intelligence (GAI) has recently captured the imagination of investors as measured by the number of periodicals with GAI themed covers, including The Economist and Bloomberg Business Week. We believe much of the excitement is attributable to the introduction of ChatGPT last November by privately held OpenAI, which counts Microsoft as an investor. The launch of ChatGPT introduced “Generative

3

Pre-Trained Transformer” (GPT) technology to a mass audience. The free ChatGPT application reached 100 million unique users in less than two months, seven months faster than it took TikTok to reach the same milestone. We believe the impact of GAI will have an immense impact on many industries and significantly reshape portions of the U.S. economy. Although we continue to evaluate and understand how GAI will impact the investment landscape, some of our initial observations are that GAI seemingly will accelerate the trends of mass individuation, the ways in which consumers interact with companies and consume content will increasingly be personally tailored, GAI will most likely provide a step-function increase in productivity for select industries, the value of authentic experiences, such as travel and live sports, will likely rise, and new businesses will likely emerge that do not exist today anchored around harnessing GAI.

In conclusion, we believe the U.S. economy continues to exhibit signs of moderating in the wake of the pandemic stimulus boom. Our current view is that inflation will continue to methodically retreat, thereby increasing the odds of a soft landing for the U.S. economy. We believe the outstanding policy question continues to be how much more, if any, monetary tightening remains in our future, but to answer this question, the Federal Reserve will likely need to reasonably estimate the impact of actions already taken to tighten monetary policy. We believe success for the Federal Reserve in this regard would be for the current economic expansion to continue with inflation returning to their target of 2.0% and, if this is achieved, this economic cycle could join 1964, 1984, and 1993 as examples of the few times during which the Federal Reserve tightened monetary policy without sparking a recession.

LKCM Aquinas Catholic Equity Fund

During the six months ended June 30, 2023, the LKCM Aquinas Catholic Equity Fund returned 8.90% against the 16.89% return for the Fund’s benchmark, the S&P 500® Index. During the first half of 2023, the Fund’s relative performance benefited from underweight positions in the Healthcare, Real Estate and Utilities sectors, which was offset by an underweight position in the strongly performing Information Technology sector and an overweight position in the Energy sector. The Fund’s relative performance benefited from stock selection decisions in the Healthcare, Materials, and Industrial sectors, which was offset by stock selection in the Information Technology, Consumer Discretionary, and Financials sectors. The first half of 2023 was earmarked by a variety of challenges, including the broad banking industry stock price fallout related to selective bank failures. The market capitalization weighted S&P 500® Index showed strong results largely due to a handful of mega-cap Information Technology companies, while the equal weighted S&P 500® Index showed much more muted returns. This differential in returns was at a magnitude not seen in twenty years. While the performance of the Fund’s holdings within these mega-cap Information Technology companies was evident, the magnitude of concentration of these holdings within the Fund was well below the market capitalization weighted S&P 500® Index. Additionally, the Energy sector provided relatively limited returns in the first half of 2023 after being a market leader during most of 2022. We continue to maintain an overweight position in the Energy sector for the Fund and believe the fundamentals for this sector continue to support this stance.

As we continue to evaluate new investment opportunities for the Fund, some of our current efforts are focused on companies focused on reshoring their operations, potential beneficiaries of shifts in capital expenditures towards improving infrastructure, including supply chains, companies that appear poised to benefit from spending on GAI, and potential providers of alternative energy sources. In our view, large-cap and mid-cap companies with value characteristics appears less expensive than their mega-cap counterparts and have been a focus of our investment emphasis for the Fund. We also expect that companies with secure and growing dividends may be viewed more favorably in the marketplace as the year progresses. We continue to remain vigilant and believe the Fund remains well-positioned for the anticipated economic and capital market environment.

J. Luther King, Jr., CFA, CIC

July 31, 2023

4

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 8-9 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Investments in equity securities are subject to market risks and significant fluctuations in value. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These and other risks are discussed in the Fund’s summary and statutory prospectuses. Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Earnings growth is not a measure of future performance.

Price-earnings ratio is the ratio of a company’s share price to the company’s earnings per share.

Must be preceded or accompanied by a current prospectus.

Investors should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The Fund’s summary prospectus and prospectus contain this and other information about the Fund. Investors can obtain a summary prospectus and/or the prospectus by calling 1-800-423-6369. The summary prospectus and/or prospectus should be read carefully before investing in the Fund.

Quasar Distributors, LLC, distributor.

5

LKCM Aquinas Catholic Equity Fund Expense Example — June 30, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/2023-06/30/2023).

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase, unless otherwise determined by the Fund in its discretion. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fifth and sixth columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Fund’s Annualized Expense Ratio(1)	Beginning Account Value 01/01/2023	Actual		Hypothetical (5% return before expenses)
			Ending Account Value 06/30/2023	Expenses Paid During Period(1)	Ending Account Value 06/30/2023	Expenses Paid During Period(1)
LKCM Aquinas Catholic Equity Fund	1.00%	$1,000.00	$1,089.00	$5.18	$1,019.84	$5.01

(1)	Expenses are equal to the annualized net expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Catholic Equity Fund — June 30, 2023 (unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Catholic Equity Fund

7

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)

COMMON STOCKS - 93.5%	Shares	Value
Banks - 1.6%
Cullen/Frost Bankers, Inc.	4,000	$430,120
Zions Bancorp N.A.	17,500	470,050

		900,170

Beverages - 5.2%
Keurig Dr Pepper, Inc.	27,500	859,925
PepsiCo, Inc.	11,000	2,037,420

		2,897,345

Broadline Retail - 1.9%
Amazon.com, Inc. (a)	8,000	1,042,880

Chemicals - 9.7%
Air Products & Chemicals, Inc.	4,000	1,198,120
Corteva, Inc.	20,000	1,146,000
DuPont de Nemours, Inc.	12,000	857,280
Ecolab, Inc.	5,000	933,450
The Sherwin-Williams Co.	5,000	1,327,600

		5,462,450

Construction Materials - 1.6%
Martin Marietta Materials, Inc.	2,000	923,380

Consumer Finance - 2.3%
American Express Company	7,500	1,306,500

Electronic Equipment, Instruments & Components - 3.9%
Teledyne Technologies, Inc. (a)	2,500	1,027,775
Trimble, Inc. (a)	22,500	1,191,150

		2,218,925

Financial Services - 0.7%
PayPal Holdings, Inc. (a)	5,700	380,361

Food Products - 1.9%
The Kraft Heinz Company	30,000	1,065,000

Health Care Equipment & Supplies - 4.6%
Alcon, Inc. (b)	2,500	205,275
Neogen Corp. (a)	32,500	706,875
Stryker Corp.	5,500	1,677,995

		2,590,145

Industrial Conglomerates - 2.6%
Honeywell International, Inc.	7,000	1,452,500

Interactive Media & Services - 4.3%
Alphabet, Inc. - Class A (a)	20,000	2,394,000

IT Services - 2.0%
Akamai Technologies, Inc. (a)	12,500	1,123,375

Machinery - 3.2%
Chart Industries, Inc. (a)	7,500	1,198,425
Illinois Tool Works Inc.	2,500	625,400

		1,823,825

Marine Transportation - 2.3%
Kirby Corp. (a)	16,500	1,269,675

COMMON STOCKS	Shares	Value
Oil, Gas & Consumable Fuels - 9.6%
Chevron Corp.	6,500	$1,022,775
Devon Energy Corp.	28,000	1,353,520
Diamondback Energy Inc.	5,000	656,800
Kinder Morgan, Inc.	60,000	1,033,200
Pioneer Natural Resources Co.	6,500	1,346,670

		5,412,965

Pharmaceuticals - 3.1%
Zoetis, Inc.	10,000	1,722,100

Professional Services - 5.0%
Broadridge Financial Solutions, Inc.	5,500	910,965
Dun & Bradstreet Holdings, Inc.	45,000	520,650
Verisk Analytics, Inc.	6,000	1,356,180

		2,787,795

Semiconductors & Semiconductor Equipment - 1.2%
NVIDIA Corp.	1,600	676,832

Software - 15.4%
Adobe, Inc. (a)	3,700	1,809,263
Microsoft Corp.	7,500	2,554,050
Oracle Corp.	20,000	2,381,800
Roper Technologies, Inc.	4,000	1,923,200

		8,668,313

Specialty Retail - 6.2%
Academy Sports & Outdoors, Inc.	22,500	1,216,125
The Home Depot, Inc.	4,000	1,242,560
Leslie’s, Inc. (a)	60,000	563,400
Petco Health & Wellness Co, Inc. (a)	50,000	445,000

		3,467,085

Technology Hardware, Storage & Peripherals - 4.1%
Apple Inc.	12,000	2,327,640

Textiles, Apparel & Luxury Goods - 1.1%
Tapestry, Inc.	15,000	642,000

TOTAL COMMON STOCKS (Cost $26,797,552)		52,555,261

The accompanying notes are an integral part of these financial statements.

8

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2023 (Unaudited)

SHORT-TERM INVESTMENTS - 6.4%	Shares	Value
Money Market Funds - 6.4%
Fidelity Investments Money Market Government Portfolio - Class I, 4.98% (c)	271,795	$271,794
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 5.06% (c)	1,668,505	1,668,505
MSILF Government Portfolio, 5.03% (c)	1,668,505	1,668,505

		3,608,804

TOTAL SHORT-TERM INVESTMENTS (Cost $3,608,804)		3,608,804

Total Investments - 99.9% (Cost $30,406,356)		56,164,065
Other Assets in Excess of Liabilities - 0.1%		59,637

TOTAL NET ASSETS - 100.0%		$56,223,702

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2023 (Unaudited)

LKCM Aquinas Catholic Equity Fund

Assets
Investments, at value*	$56,164,065
Dividends and interest receivable	43,544
Receivable for Fund shares sold	127,048
Prepaid expenses and other assets	6,039

Total assets	56,340,696

Liabilities
Payable for investment advisory fees (Note B)	50,204
Payable for distribution expense (Note B)	26,908
Payable for administrative fees	3,654
Payable for accounting and transfer agent fees and expenses	12,070
Payable for trustees’ fees and officer compensation (Note B)	2,779
Payable for professional fees	11,375
Payable for custody fees and expenses	1,044
Payable for reports to shareholders	8,354
Payable for Fund shares redeemed	10
Accrued expenses and other liabilities	596

Total liabilities	116,994

Net assets	$56,223,702

Net assets consist of:
Paid-in capital	$29,132,730
Total distributable earnings	27,090,972

Net assets	$56,223,702

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	3,430,540
Net asset value per share (offering and redemption price)	$16.39

* Cost of Investments	$30,406,356

The accompanying notes are an integral part of these financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2023 (Unaudited)

LKCM Aquinas Catholic Equity Fund

Investment Income:
Dividends*	$420,067
Interest	54,320

Total investment income	474,387

Expenses:
Investment advisory fees (Note B)	233,976
Administrative fees	23,820
Accounting and transfer agent fees and expenses	41,912
Distribution expense (Note B)	25,997
Professional fees	10,410
Trustees’ fees and officer compensation (Note B)	16,913
Federal and state registration	19,270
Custody fees and expenses	3,411
Reports to shareholders	8,890
Other	1,028

Total expenses	385,627
Less, expense waiver and/or reimbursement (Note B)	(125,654)

Net expenses	259,973

Net investment income (loss)	214,414

Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	$1,113,416
Net change in unrealized depreciation on:
Investments	3,205,071

Net Realized and Unrealized Loss	4,318,487

Net Decrease in Net Assets Resulting from Operations	$4,532,901

* Net of foreign taxes withheld and/or issuance fees	$88

The accompanying notes are an integral part of these financial statements.

11

STATEMENTS OF CHANGES IN NET ASSETS

LKCM Aquinas Catholic Equity Fund

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations:
Net investment income	$214,414	$551,597
Net realized gain	1,113,416	2,618,670
Net change in unrealized appreciation (depreciation)	3,205,071	(14,534,879)

Net increase (decrease) in net assets resulting from operations	4,532,901	(11,364,612)

Distributions to Shareholders	—	(2,866,839)

Net increase (decrease) in net assets from Fund share transactions (Note C)	1,607,435	398,809

Total increase (decrease) in net assets	6,140,336	(13,832,642)

Net Assets:
Beginning of period	50,083,366	63,916,008

End of period	$56,223,702	$50,083,366

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Catholic Equity Fund

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value – Beginning of Period	$15.05		$19.52	$17.53	$15.06	$12.80	$17.19

Net investment income(1)	0.06		0.17	0.05	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments	1.28		(3.72)	4.40	3.59	3.92	(1.46)

Total from investment operations	1.34		(3.55)	4.45	3.65	3.99	(1.40)

Distributions from net investment income	—		(0.18)	(0.05)	(0.06)	(0.08)	(0.07)
Distributions from net realized gains	—		(0.74)	(2.41)	(1.12)	(1.65)	(2.92)

Total dividends and distributions	—		(0.92)	(2.46)	(1.18)	(1.73)	(2.99)

Redemptions	0.00	(4)	—	—	—	—	—
Net Asset Value – End of Period	$16.39		$15.05	$19.52	$17.53	$15.06	$12.80

Total Return	8.90%	(2)	-18.17%	25.34%	24.28%	31.16%	-7.96%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$56,224		$50,083	$63,916	$53,862	$47,408	$45,332
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.48%	(3)	1.45%	1.40%	1.48%	1.51%	1.44%
After expense waiver and/or reimbursement	1.00%	(3)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	0.34%	(3)	(0.57)%	0.15%	(0.12)%	(0.05)%	(0.12)%
After expense waiver and/or reimbursement	0.82%	(3)	1.02%	0.25%	0.36%	0.46%	0.32%
Portfolio turnover rate	7%	(2)	23%	18%	17%	12%	14%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Not Annualized.
(3)	Annualized.
(4)	Amount rounds to less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

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LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2023

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of June 30, 2023, one of which is presented herein: the LKCM Aquinas Catholic Equity Fund (the “Fund”). On July 11, 2005, the LKCM Aquinas Funds acquired the assets and assumed the liabilities of the Aquinas Funds. Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund is subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by the Fund in its discretion.

The LKCM Aquinas Catholic Equity Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Catholic Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines (the “Guidelines”). The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures contracts and options on futures contracts are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value. Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act of 1940, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available” for purposes of the Investment Company Act of 1940, the threshold for determining whether a security must be fair valued. The Valuation Rule permits the Fund’s board to designate the Fund’s investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Adviser as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule. The Adviser may value securities at fair value in good faith pursuant to the Adviser’s and the Fund’s procedures. The Adviser may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect

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the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2023, the Fund’s assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$52,555,261	$—	$—	$52,555,261
Short-Term Investments	3,608,804	—	—	3,608,804

Total Investments*	$56,164,065	$—	$—	$56,164,065

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

2.    Federal Income Taxes:    The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code and the Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The Fund generally intends to declare and pay income dividends and distribute net capital gain, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.

10.    Restricted and Illiquid Securities:    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Fund to be illiquid. Restricted securities generally may be resold in

15

transactions exempt from registration. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rate presented below as applied to the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund through May 1, 2024 in order to limit the Fund’s operating expenses to the annual cap rate presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses.

For the six months ended June 30, 2023, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

LKCM Aquinas Catholic Equity Fund
Annual Management Fee Rate	0.90%
Annual Cap on Expenses	1.00%
Fees Waived and/or Expenses Reimbursed in 2023	$125,654

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Fund and serves as accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC (“Quasar”), the Trust’s principal underwriter.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund, under which the Fund may pay an annualized fee of up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annual fee of 0.10% of the average daily net assets for the Fund. Prior to August 1, 2016, the Fund assessed an annual Rule 12b-1 fee of 0.25% of the average daily net assets for the Fund. For the six months ended June 30, 2023, fees incurred by the Fund pursuant to the 12b-1 Plan were $25,997.

C.    Fund Shares:    At June 30, 2023, there was an unlimited number of shares of beneficial interest, no par value, authorized for the Fund. The following table summarizes the activity in shares of the Fund:

	Six Months Ended June 30, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	265,506	$4,121,417	178,465	$2,978,029
Shares issued to shareholders in reinvestment of distributions	—	—	183,638	2,725,191
Shares redeemed	(162,736)	(2,514,276)	(308,056)	(5,304,853)
Redemption fee		294		442

Net increase	102,770	$1,607,435	54,047	$398,809

Shares Outstanding:
Beginning of period	3,327,771		3,273,724

End of period	3,430,540		3,327,771

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the Fund for the six months ended June 30, 2023, were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$3,670,423	$—	$4,176,470

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E.    Tax Information:    At December 31, 2022, the components of accumulated earnings (losses) on a tax basis for the Fund were as follows:

Tax cost	$27,588,751

Gross unrealized appreciation	$22,817,594
Gross unrealized depreciation	(264,956)

Net unrealized appreciation	$22,552,638

Undistributed ordinary income	5,433
Undistributed long-term capital gain	—

Distributable earnings	$5,433

Other accumulated losses	—

Total distributable earnings	$22,558,071

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2022, the Fund had no capital loss carryforwards.

The tax components of dividends paid during the periods shown below for the Fund were as follows:

	Six Months Ended June 30, 2023		Year Ended December 31, 2022
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Aquinas Catholic Equity Fund	$—	$—	$147,922	$7,068,215

The Fund designated earnings and profits distributed to shareholders upon the redemption of shares during 2022 in determining undistributed net capital gains as of December 31, 2022.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2019 through December 31, 2022. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2022. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Other Matters:    Investing in the Funds involves risks and the potential loss of all or a portion of your investment. Each Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors that affect markets in general, including geopolitical, regulatory, market and economic developments and other developments that impact specific economic sectors, industries, companies and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in a Fund. Geopolitical and other events, including war, such as the current war between Russia and Ukraine, tensions and other conflicts between nations, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed income markets. Russia’s military invasion of Ukraine, the responses and sanctions by the United States and other countries, and the potential for wider conflict, have had and continue to have severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. Other events that have led to recent market disruptions and turbulence include the pandemic spread of the novel coronavirus known as COVID-19 and its variants, the duration and full effects of which are still uncertain. In addition, policy changes by the U.S. Government, the U.S. Federal Reserve and/or foreign governments and political events within the U.S. and abroad may cause increased volatility in financial markets, affect investor and consumer confidence and adversely impact the broader financial markets and economy, perhaps suddenly and to a significant degree. Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022 the Federal Reserve and certain foreign central banks began to increase interest rates to address rising inflation. Increases in interest rates have led and could continue to lead to market volatility or reduced liquidity in certain sectors of the market. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. The foregoing may adversely affect, among other things, the value and liquidity of a Fund’s investments, a Fund’s ability to satisfy redemption requests, a Fund’s financial and operational performance, and/or the value of your investment in a Fund.

G.    Subsequent Events:    In preparing these financial statements, management has evaluated the Fund’s related events and transactions that occurred subsequent to June 30, 2023 through the date the financial statements were issued and has determined that there were no significant subsequent events requiring recognition or disclosure in the financial statements.

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H.    Other Regulatory Matters:    In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments have a compliance date of July 24, 2024. Management is evaluating the impact of the amendments on the content of the Fund’s shareholder reports.

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LKCM AQUINAS CATHOLIC EQUITY FUND
ADDITIONAL INFORMATION
June 30, 2023 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Fund toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Fund’s Part F of Form N-PORT may also be obtained by calling toll-free 1-800-423-6369.

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RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM AQUINAS CATHOLIC EQUITY FUND

(Unaudited)

Introduction. At a meeting held on February 28, 2023, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds, on behalf of the LKCM Aquinas Catholic Equity Fund (the “Fund”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to the Fund, including, but not limited to: (1) the nature, extent and quality of the services provided to the Fund; (2) the performance of the Fund as compared to a relevant benchmark index and peer groups of funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”) and Lipper, Inc. (“Lipper”); (3) the contractual advisory fee rate, actual advisory fee rate and net expense ratio of the Fund and how those compared to a peer group of funds compiled by Broadridge; (4) the costs of services provided to the Fund and the profitability of LKCM with respect to such services; (5) the extent to which economies of scale would be realized by LKCM as the Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Fund. The Board did not identify any single factor or item of information as controlling, and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the renewal of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, the Fund’s Catholic values investing mandate, reports relating to the Fund’s performance and expenses, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review the Fund’s performance and expenses and various aspects of the Fund’s operations.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to the Fund under the Agreement. The Board considered that LKCM was established in 1979 and provides investment management services to private funds, foundations, endowments, pension plans, trusts, estates, high net worth individuals and other clients. The Board recognized that LKCM is responsible for managing the Fund, including identifying investments for the Fund, monitoring the Fund’s investment program, executing trades and overseeing the Fund’s performance and compliance with applicable rules and regulations and the Fund’s investment policies. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Fund. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client services. The Board reviewed information regarding the portfolio managers and other key personnel who provide services to the Fund and considered LKCM’s representation that the firm historically has experienced low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Fund by LKCM, including LKCM’s oversight of the Fund’s day-to-day operations. The Board considered the quality of LKCM’s compliance personnel. In addition, the Board considered LKCM’s summary of its oversight of the Fund’s key service providers. The Board also considered LKCM’s description of its best execution practices and noted LKCM’s representation that its soft-dollar and commission-sharing arrangements for client transactions (including those for the Fund) comply with the requirements of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Fund. The Board considered the performance of the Fund compared to the Fund’s benchmark index, the S&P 500 Index (“benchmark”), peer groups of funds compiled by Broadridge and Lipper, and a Lipper peer group index (“Lipper Index”) for various time periods ended December 31, 2022. The Board noted that, in 2016, upon the closing of the reorganizations of the LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund into the Fund (the “Reorganization”), the Fund’s name, investment strategies, expenses, benchmark index and Lipper index changed and considered this in reviewing the Fund’s longer-term performance against its current benchmark and Lipper Index. The Board also considered LKCM’s discussion of the Fund’s performance.

The Board noted that the Fund outperformed its current benchmark for the three-year period, but underperformed its benchmark for the one-year, five-year, ten-year and since-inception periods. The Board also noted that the Fund outperformed its Lipper Index for the three-year and five-year periods, but underperformed its Lipper Index for the one-year, ten-year and since-inception periods. In considering the comparative performance data, the Board noted that the Fund is managed in accordance with its Catholic values investing guidelines, which restrict the Fund’s investments and generally are not applicable to the benchmark or the funds included in the Lipper Index. The Board noted LKCM’s representation that the Fund’s stringent investment criteria and value investing strategy prior to the Reorganization contributed to longer-term underperformance. The Board also considered certain additional factors cited by LKCM as contributing to or detracting from the Fund’s performance during the prior year.

Fees and Expenses. The Board considered the contractual advisory fee rate, effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements), total expense ratio and net expense ratio (the total expense ratio, including Rule 12b-1 fees and non-Rule 12b-1 service fees, after fee waivers and/or expense reimbursements) of the Fund. The Board also considered

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that LKCM had implemented fee waivers and expense caps for the Fund through May 1, 2023, and that LKCM intended to contractually agree to continue the current fee waiver through May 1, 2024.

The Board compared the Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio to a category of similar funds compiled by Broadridge (“Expense Group”) and a broader category comprised of the Fund, the Expense Group and other similar retail funds (“Expense Universe”). The Broadridge reports did not include a comparison of the Fund’s contractual advisory fee rate relative to the Expense Universe. For the Expense Group, contractual advisory fee rates were compared at the Fund’s asset level and did not include the Fund’s administrative expenses. The first quartile in an Expense Group and Expense Universe represents those funds with the lowest fees or expenses.

The Board noted that the Fund’s contractual advisory fee rate was in the fourth quartile of its Expense Group and the Fund’s effective advisory fee rate was in the second quartile of its Expense Group and Expense Universe. The Board also considered that the Fund’s net expense ratio was in the second quartile of its Expense Group and third quartile of its Expense Universe. In this case, the Fund’s contractual advisory fee rate was higher than the median of its Expense Group, its effective advisory fee rate was lower than the median of its Expense Group and Expense Universe, and its net expense ratio was lower than the median of its Expense Group and higher than the median of its Expense Universe.

The Board considered that, although the Fund’s contractual advisory fee rate was higher than those of its peers, the expense cap arrangements caused the Fund’s effective advisory fee rate to be lower than those of its peers.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Fund and the profitability of LKCM. The Board reviewed the fees paid by the Fund to LKCM for the last three calendar years net of fee waivers and reimbursed expenses. The Board also reviewed the estimated profit and loss analysis provided by LKCM for the past calendar year, before and after any distribution payments made by LKCM. The Board noted that, during the year, LKCM had capped the Fund’s net expense ratio. With respect to economies of scale, the Board considered that the Fund generally benefits from a competitive effective advisory fee rate and net expense ratio despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Fund’s advisory fee rate schedule, LKCM waives fees and/or reimburses expenses to maintain the Fund’s effective advisory fee rate and net expense ratio at a competitive level.

Benefits Derived by LKCM from Its Relationship with the Fund. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Fund. The Board noted that LKCM believes that both LKCM and the Fund benefit from LKCM’s soft-dollar and commission-sharing arrangements, which enhance the level of research that LKCM is able to perform on the Fund’s portfolio companies. The Board also noted that LKCM believes its relationship with the Fund provides an indirect benefit to both parties in the form of enhanced recognition among institutional and other investors, consultants and other members of the financial community. The Board considered the potential indirect benefits to LKCM of this recognition, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Fund.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Fund; and (3) approved the renewal of the Agreement with respect to the Fund.

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ANNUAL REPORT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), LKCM Funds (the “Trust”) has adopted a liquidity risk management program (“Program”). The Program sets forth the Trust’s policies and procedures with respect to the management of liquidity risk for the separate series of the Trust (each, a “Fund”). Liquidity risk is generally defined as the risk that a Fund could not meet a request to redeem shares issued by the Fund without significant dilution of the interest of the remaining shareholders of the Fund.

As required by the Liquidity Rule, the Program addresses: (1) the assessment, management and periodic review of each Fund’s liquidity risk; (2) the liquidity classification of each Fund’s portfolio investments as a highly liquid, moderately liquid, less liquid or illiquid investment; (3) the determination of a highly liquid investment minimum (“HLIM”) for a Fund that does not primarily hold highly liquid investments, and procedures to respond to a shortfall in a Fund’s HLIM; (4) a limitation on each Fund’s investment in illiquid investments of 15% of the Fund’s net assets; and (5) redemptions in kind.

The Trust’s board of trustees (“Board”) has reviewed and approved the Program. The Board has designated Luther King Capital Management Corporation (“LKCM”), the Trust’s investment adviser, as the Program administrator (“Administrator”) with responsibility for administering the Program.

At a meeting of the Board held on May 23, 2023, the Board reviewed a written report (“Report”) from the Administrator addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation, for the period April 1, 2022 through March 31, 2023 (the “Reporting Period”). The Report reflected that each Fund was invested primarily in highly liquid assets and had sufficient cash flows to manage its liquidity requirements, and no liquidity events impacting a Fund’s ability to timely meet redemption requests occurred during the Reporting Period. The Report stated that no material changes had been made to the Program during the Reporting Period, and concluded that the Program continues to be adequate and effective in managing the Funds’ potential liquidity risks and otherwise maintaining compliance with the Liquidity Rule.

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LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	Richard J. Howell Trustee	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Larry J. Lockwood Chairman of the Board of Trustees	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee	Mauricio Rodriguez Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s President and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        (Registrant) LKCM Funds

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 9/5/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 9/5/2023

By (Signature and Title)	/s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date 9/5/2023

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